Securities Act Registration No.

As filed with the Securities and Exchange Commission

On July 14, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

JOHCM FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (617) 933-0712

Mary Lomasney

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Name and Address of Agent for Service)

With copy to:

George Raine, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Title of Securities Being Registered:

Institutional Shares and Investor Shares of the Trillium ESG Global Equity Fund, a series of the Registrant.

Institutional Shares of the Trillium ESG Small/Mid Cap Fund, a series of the Registrant.

Approximate date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on August 15, 2023 pursuant to Rule 488 under the Securities Act of 1993, as amended.

An indefinite amount of the Registrant’s securities have been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

August [    ], 2023

Dear Shareholder:

On behalf of the Board of Trustees of Professionally Managed Portfolios (“PMP”), we invite you to a special meeting of shareholders (the “Meeting”) of the Trillium ESG Global Equity Fund and the Trillium ESG Small/Mid Cap Fund, each a series of PMP (collectively, the “Trillium Funds”), which will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 on October 5, 2023 at 11:30 AM, Central Time. We may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or format. Any updates to the Meeting location can be found at: https://vote.proxyonline.com/pmp/docs/trillium2023.pdf, and we encourage you to check this weblink prior to the Meeting if you plan to attend.

As discussed in more detail in the enclosed Proxy Statement/Prospectus, the adviser to each of the Trillium Funds, Trillium Asset Management, LLC (“Trillium”), has determined that it would be in the best interests of shareholders to reorganize each of the Trillium Funds from PMP into newly created funds (the “Acquiring Funds”) of the JOHCM Funds Trust (“JFT”), a trust managed by JOHCM (USA) Inc (“JOHCM USA”), in order to consolidate the Trillium Funds with other funds in JFT managed by JOHCM USA (each a “Reorganization” and together, the “Reorganizations”). Importantly, the portfolio managers and the investment objectives will remain the same, and the investment policies and investment risks of the Acquiring Funds will remain substantially similar to those of the Trillium Funds as a result of the Reorganizations. Trillium will continue to be responsible for the day-to-day management of your Fund and the Reorganizations will not result in any increase in the advisory fees paid by shareholders. In fact, shareholders can expect to experience a lower expense ratio from economies of scale achieved through the Reorganizations.

The Reorganizations are being proposed following the acquisition of Pendal Group Limited, the parent company of JOHCM USA, by Perpetual Limited, the ultimate parent company of Trillium. JOHCM USA and Trillium believe that the Reorganizations, which will result in the Trillium Funds being housed in the same mutual fund trust as other U.S. mutual funds advised by JOHCM USA, and managed by other affiliates owned by Perpetual Limited, would benefit shareholders in a number of ways, including by allowing for efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters. JOHCM USA and Trillium, and their parent company Perpetual Limited, also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Trillium Funds through the established distribution network of JOHCM USA.

As a result, Trillium has asked the Board of PMP (the “PMP Board”), and the PMP Board has agreed, subject to approval by the shareholders of the Trillium Funds, to reorganize the Trillium Funds into the Acquiring Funds, which are newly created funds of JFT. Each Reorganization would occur by transferring all the assets and liabilities of the respective Trillium Fund to a corresponding Acquiring Fund within JFT, structured nearly identically to its corresponding Trillium Fund. If shareholders approve the Agreement and Plan of Reorganization for your Trillium Fund, on the closing date of the Reorganizations, your Trillium Fund shares will be exchanged for shares of the corresponding Acquiring Fund equal in value to the net asset value of your Trillium Fund shares immediately prior to the Reorganization. Following the Reorganizations, the Trillium Funds will be dissolved, and you will no longer be a shareholder of the Trillium Fund. Instead, you will be a shareholder in the newly created Acquiring Fund within JFT that acquired the Trillium Fund’s assets. Importantly, approval of the Reorganizations will not result in any increase in shareholder fees or expenses, nor any changes to the portfolio management team.

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Each Reorganization is intended to qualify as a tax-free organization for U.S. federal tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganizations. Shares will be exchanged as follows:

Professionally Managed Portfolios (Trillium Funds)		JOHCM Funds Trust (Acquiring Funds)
Trillium ESG Global Equity Fund	g	Trillium ESG Global Equity Fund
Retail Class Shares	g	Investor Class Shares
Institutional Class Shares	g	Institutional Class Shares

Trillium ESG Small/Mid Cap Fund	g	Trillium ESG Small/Mid Cap Fund
Institutional Class Shares	g	Institutional Class Shares

The approval of the Reorganization of one Trillium Fund is not contingent upon the approval of the Reorganization of the other Trillium Fund. Therefore, if shareholders of one Trillium Fund do not approve the Reorganization, then that Trillium Fund will not be reorganized into its corresponding new fund and the PMP Board will consider what further actions to take, if any, with respect to that Trillium Fund, which may include the continued solicitation of proxies for the Reorganization, the liquidation of that Trillium Fund or the continuation of that Trillium Fund within the PMP structure.

Shareholders of record of the Trillium Funds as of the regular close of business of the New York Stock Exchange on July 21, 2023 have the opportunity to vote on the proposals. This package contains notice of the Meeting, information about the proposals and the materials to use when casting your vote.

More information on the specific details of and reasons for the proposed Reorganizations is contained in the enclosed Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote on the Proxy Card. Please vote your shares promptly. Your vote is extremely important, no matter how many shares you own.

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (886) 751-6311. Thank you for your participation in this important initiative.

Sincerely,

Matthew Patsky
Chief Executive Officer, Trillium Asset Management, LLC

A Proxy Card covering your Trillium Funds is enclosed along with the Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please vote as soon as possible, via the Internet, by telephone, or mark, sign, date and return your Proxy Card by mail. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposals indicated on the card. You may revoke your proxy at any time at or before the Meeting.

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, Inc., reminding you to vote.

THE BOARD OF TRUSTEES OF THE PMP TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

INSTRUCTIONS FOR SIGNING PROXY CARD(S)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Trillium ESG Global Equity Fund

Trillium ESG Small/Mid Cap Fund

Each a Series of Professionally Managed Portfolios

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 5, 2023

To the shareholders of the above referenced series (the “Target Funds”) of Professionally Managed Portfolios (“PMP” or the “Target Trust”),

NOTICE IS HEREBY GIVEN that the Target Trust will hold a special meeting of shareholders (the “Meeting”) for the Target Funds at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 on October 5, 2023 at 11:30 AM, Central Time. We may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or format. Any updates to the Meeting location can be found at: https://vote.proxyonline.com/pmp/docs/trillium2023.pdf, and we encourage you to check this weblink prior to the Meeting if you plan to attend. The purpose of the Meeting is to consider and act upon the following proposals (each, a “Proposal,” and collectively, the “Proposals”):

a.	To approve the Agreement and Plan of Reorganization with respect to the Target Funds (the “Plan”), which provides for:

(i) the acquisition by JOHCM Funds Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of the Trillium ESG Global Equity Fund (the “Acquiring Global Equity Fund”), of (a) all of the Institutional Class shares of Trillium ESG Global Equity Fund, a series of the Target Trust (the “Target Global Equity Fund”), in exchange for Institutional Class shares of the Acquiring Global Equity Fund (“Acquiring Global Equity Fund Institutional Shares”) and (b) all of the Retail Class shares of the Target Global Equity Fund in exchange for Investor Class shares of the Acquiring Global Equity Fund (the “Acquiring Global Equity Fund Investor Shares,” and, collectively with the Acquiring Global Equity Fund Institutional Shares, the “Acquiring Global Equity Fund Shares”), and the assumption by the Acquiring Trust, on behalf of the Acquiring Global Equity Fund, of the liabilities of the Target Global Equity Fund;

(ii) the acquisition by the Acquiring Trust, on behalf of the Trillium ESG Small/Mid Cap Fund (the “Acquiring SMID Fund”), of all of the Institutional Class shares of Trillium ESG Small/Mid Cap Fund, a series of the Target Trust (the “Target SMID Fund”), in exchange for Institutional Class shares of the Acquiring SMID Fund (“Acquiring SMID Fund Shares”), and the assumption by the Acquiring Trust, on behalf of the Acquiring SMID Fund, of the liabilities of the Target SMID Fund;

(iii) the distribution of Acquiring Global Equity Fund Shares to the shareholders of the Target Global Equity Fund according to their respective interests in the Target Global Equity Fund and its respective share classes in complete liquidation of the Target Global Equity Fund;

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(iv) the distribution of Acquiring SMID Fund Shares to the shareholders of the Target SMID Fund according to their respective interests in the Target SMID Fund in complete liquidation of the Target SMID Fund; and

(v) the dissolution of the Target Funds as soon as practicable after the closing.

b.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

A copy of the form of the Plan, which more completely describes the proposed transaction, is attached as Appendix A to the enclosed Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposals noted above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement/Prospectus.

Shareholders of record of the Target Funds at the regular close of business of the New York Stock Exchange on July 21, 2023 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Target Funds is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposals.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, or if a quorum is obtained but sufficient votes required to approve either proposal are not obtained, the chairman of the Meeting, with the approval of the majority of shareholders present, may adjourn the Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposals.

The Board of Trustees of the Target Trust recommends that the shareholders of the Target Funds vote FOR each Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON October 5, 2023: This Notice and the Proxy Statement/Prospectus are available on the Internet free of charge at https://vote.proxyonline.com/pmp/docs/trillium2023.pdf.

By order of the Board of Trustees of Professionally Managed Portfolios

Carl Gee
Vice President and Secretary, Professionally Managed Portfolios

Your vote is important. To secure the largest possible representation, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote at the Meeting if you attend the Meeting, as provided in the enclosed Proxy Statement/Prospectus.

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PROXY STATEMENT/PROSPECTUS

DATED [AUGUST 15], 2023

Trillium ESG Global Equity Fund

Trillium ESG Small/Mid Cap Fund

Each a Series of Professionally Managed Portfolios

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

JOHCM FUNDS TRUST

53 State Street, 13th Floor

Boston, Massachusetts, 02109

(866) 260-9549

https://www.johcm.com/us/our-funds

This Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of the Trillium ESG Global Equity Fund (the “Target Global Equity Fund”) and the Trillium ESG Small/Mid Cap Fund (the “Target SMID Fund”, and, collectively with the Target Global Equity Fund, each a “Target Fund” and collectively the “Target Funds”), each a series of Professionally Managed Portfolios (“PMP” or the “Target Trust”).

At the Meeting, shareholders of the Target Funds (“Target Funds Shareholders”) will be asked to approve an Agreement and Plan of Reorganization with respect to the Target Funds (the “Plan”) relating to the proposed reorganization of the Target Global Equity Fund with and into the Trillium ESG Global Equity Fund (the “Acquiring Global Equity Fund”) and the Target SMID Fund with and into Trillium ESG Small/Mid Cap Fund (the “Acquiring SMID Fund”, and, collectively with the Acquiring Global Equity Fund, each an “Acquiring Fund” and collectively the “Acquiring Funds”) of JOHCM Funds Trust (the “Acquiring Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as described more fully in the Plan (each a “Reorganization” and together, the “Reorganizations”). Each of the Acquiring Funds is a newly created series of the Acquiring Trust organized for the purpose of engaging in the Reorganization. The Plan provides for:

(i) the acquisition by the Acquiring Trust, on behalf of the Acquiring Global Equity Fund, of (a) all of the Institutional Class shares of the Target Global Equity Fund (the “Target Global Equity Fund Institutional Shares”) in exchange for Institutional Class shares of the Acquiring Global Equity Fund (the “Acquiring Global Equity Fund Institutional Shares”) and (b) all of the Retail Class shares of the Target Global Equity Fund (the “Target Global Equity Fund Retail Shares”, and, collectively with the Target Global Equity Fund Institutional Shares, the “Target Global Equity Fund Shares”) in exchange for the Investor Class shares of the Acquiring Global Equity Fund (the “Acquiring Global Equity Fund Investor Shares, and, collectively with the Acquiring Global Equity Fund Institutional Shares, the “Acquiring Global Equity Fund Shares”), in each case equal in value to the Target Global Equity Fund Shareholders’ interests in the Target Global Equity Fund Shares;

(ii) the assumption by the Acquiring Trust with respect to the Acquiring Global Equity Fund of the liabilities (as defined in the Plan) of the Target Global Equity Fund;

(iii) the acquisition by the Acquiring Trust, on behalf of the Acquiring SMID Fund, of all of the Institutional Class shares of the Target SMID Fund (the “Target SMID Fund Shares”, and, collectively with the Target Global Equity Fund Shares, the “Target Funds Shares”) in exchange for Institutional Class shares of the Acquiring SMID Fund (the “Acquiring SMID Fund Shares”, and, collectively with the “Acquiring Global Equity Fund Shares, the “Acquiring Funds Shares”) equal in value to the Target SMID Fund Shareholders’ interests in the Target SMID Fund Shares;

(iv) the assumption by the Acquiring Trust with respect to the Acquiring SMID Fund of the liabilities (as defined in the Plan) of the Target SMID Fund;

(v) the distribution of Acquiring Global Equity Fund Shares to the shareholders of the Target Global Equity Fund according to their respective interests in the Target Global Equity Fund and its respective share classes in complete liquidation of the Target Global Equity Fund;

(vi) the distribution of Acquiring SMID Fund Shares to the shareholders of the Target SMID Fund according to their respective interests in the Target SMID Fund in complete liquidation of the Target SMID Fund; and

(vii) as soon as practicable after the Closing Date (as defined below), the termination of the Target Funds.

If a proposed Reorganization is approved with respect to a Target Fund by the Target Fund’s Shareholders, on the effective date of the proposed Reorganization, which is currently scheduled to take place upon the opening of business on October 30, 2023, or, if the conditions described in the Plan are not satisfied, no later than November 13, 2023, or such other date and time as the parties to the Reorganization may agree (the “Closing Date”), Target Fund’s Shareholders will be issued shares of the applicable Acquiring Fund as described above.

The Meeting will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 on October 5, 2023 at 11:30 AM, Central Time. We may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or format. Any updates to the Meeting location can be found at: https://vote.proxyonline.com/pmp/docs/trillium2023.pdf, and we encourage you to check this weblink prior to the Meeting if you plan to attend. The Board of Trustees of the Target Trust (the “PMP Board” or “PMP Trustees”) is soliciting these proxies on behalf of the Target Funds. The PMP Trustees believe that the proposed Reorganizations are in the best interests of each Target Fund and its shareholders, and that the interests of each Target Fund’s Shareholders will not be diluted as a result of the Reorganizations. This Proxy Statement/Prospectus will first be sent to Target Funds Shareholders on or about August 18, 2023.

The Target Funds and the Acquiring Funds (each, a “Fund,” and collectively, the “Funds”) are open-end management investment companies (more commonly referred to as “mutual funds”). If Target Funds Shareholders vote to approve the Plan, they will receive Institutional Class shares or Investor Class shares, as applicable, of the Acquiring Funds having a total dollar value equivalent to the total dollar value of their investment in the Target Funds immediately prior to the time of the Reorganization, as determined pursuant to the Plan. After the Acquiring Funds Shares are distributed, the Target Funds will be completely liquidated and dissolved.

Prior to the effective date of the proposed Reorganizations (the “Closing Date”), there will be no issued and outstanding shares of the Acquiring Funds.

The approval of the Reorganization of one Target Fund is not contingent upon the approval of the Reorganization of the other Target Fund. Therefore, if shareholders of one Target Fund do not approve the Reorganization, then that Target Fund will not be reorganized into its corresponding new Acquiring Fund. If shareholders of a Target Fund fail to approve the Reorganization, the PMP Board will consider what other actions to take, if any, with respect to that Trillium Fund, which may include the continued solicitation of proxies for the Reorganization, liquidation of that Target Fund or the continuation of that Target Fund within the PMP structure.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganizations and the Acquiring Funds that you should know before voting.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Funds, Acquiring Funds and the proposed Reorganizations can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

•

The prospectus and statement of additional information (“SAI”) of the Target Trust on behalf of the Target Funds, dated October 31, 2022, as supplemented and amended to date (File No. 033-12213; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000894189-22-007889) (the “Target Funds’ Prospectus”);

•

The report of the Independent Registered Public Accounting Firm and the audited financial statements, including the financial highlights, appearing in the Target Funds’ annual report to shareholders for the period ended June 30, 2022 (File No. 811-05037; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000898531-22-000360);

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The Semi-Annual Report to Shareholders of the Target Funds for the period from July 1, 2022 to December 31, 2022 (File No. 811-05037; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000898531-23-000158);

•

The prospectus and SAI of the Acquiring Trust on behalf of the Acquiring Funds filed on [August 14], 2023, as amended (File No. 811-23615; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. [    ], which is also enclosed herewith (the “Acquiring Funds’ Prospectus”); and

•	An SAI dated [August 15], 2023, relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling (866) 260-9549 or (312) 557-5913 or by writing to JOHCM Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766.

You may obtain copies of the Target Funds’ Prospectus, related SAI, or annual or semiannual reports without charge by contacting the Target Trust at (866) 209-1962, by visiting trilliummutualfunds.com/ or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Funds’ Prospectus, which is incorporated by reference above, is intended to provide you with additional information about the Acquiring Funds. The Acquiring Funds have been newly organized and will have no assets or liabilities at the time of the Reorganizations. The Acquiring Funds were created specifically for the purpose of acquiring the assets and liabilities of the Target Funds in connection with the Plan and will not commence operations until the Closing Date of the Reorganizations. The Acquiring Funds have not produced any annual or semiannual reports to date. You may obtain an additional copy of the Acquiring Funds’ Prospectus or the related SAI without charge by contacting the Acquiring Trust at (866) 260-9549 or (312) 557-5913 or by visiting www.johcm.com.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

TABLE OF CONTENTS

OVERVIEW	3
Synopsis of important details regarding the proposed Reorganizations	3
On what proposals am I being asked to vote?	7
What is the anticipated timing of the Reorganizations?	9
What is the primary purpose of the proposed Reorganizations?	9
Why are the Reorganizations being proposed?	9
Will the portfolio management of the Target Funds change?	10
Who will bear the expenses associated with the Reorganizations?	10
What are the U.S. federal income tax consequences of the Reorganizations?	11
Has the Board of the Target Trust approved the proposed Reorganizations?	11
How will the number of Acquiring Funds Shares that I will receive be determined?	12
How do the fees of the Acquiring Funds compare to those of the Target Funds?	12
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganizations?	13
How do the share purchase, redemption and exchange procedures of the Acquiring Funds compare to those of their Target Funds?	13
Are the investment objective and strategies of the Acquiring Funds similar to the investment objective and strategies of their Target Funds?	14
Do the fundamental investment policies differ between the Target Funds and the Acquiring Funds?	14
Do the principal risks associated with investments in the Target Funds differ from the principal risks associated with investments in the Acquiring Funds?	14
How many votes am I entitled to cast?	14
How do I vote my shares?	14
What are the quorum and approval requirements for the Reorganizations?	15
What if there are not enough votes to reach a quorum or to approve the Reorganizations by the scheduled Meeting date?	15
COMPARISON OF THE TARGET FUNDS AND THE ACQUIRING FUNDS	15
Comparison of Fee Tables and Expense Examples	15
Comparison of Investment Objectives, Strategies and Risks	19
Comparison of Portfolio Turnover	36
Comparison of Fund Performance	36
Comparison of Investment Advisers and Other Service Providers	37
Comparison of Share Classes and Distribution Arrangements	38
Eligibility requirements	39
Sales Charges and Redemption Fees	40
Distribution Plans and Service Plans	40
Comparison of Purchase, Redemption and Exchange Procedures	41
Comparison of Dividend and Distribution Policies and Fiscal Years	42
Comparison of Business Structures, Shareholder Rights and Applicable Law	43
BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATIONS	47
REASONS FOR THE PROPOSED REORGANIZATIONS	47
THE PROPOSED REORGANIZATIONS	49
Agreement and Plan of Reorganization	49
Description of the Securities to be Issued	51
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS	51
PRO FORMA CAPITALIZATION	53

OVERVIEW

The following is a brief overview of the proposals to be voted upon at the Meeting scheduled for October 5, 2023 (each, a “Proposal,” and collectively, the “Proposals”). Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Plan, the Target Funds’ Prospectus, the Acquiring Funds’ Prospectus (which is included herewith), and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Target Funds Shareholders should read the entire Proxy Statement/Prospectus, the Target Funds’ Prospectus and the Acquiring Funds’ Prospectus (which is included herewith) carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the Target Trust at (866) 209-1962 (toll-free). For the convenience of Target Funds Shareholders, a summary of certain key details regarding the proposed Reorganizations from the perspective of shareholders is provided in the synopsis immediately below. The below synopsis provides only a high-level summary of the Reorganizations and, as such, is incomplete. Shareholders are urged to review the full Proxy Statement/Prospectus for additional important details.

Synopsis of important details regarding the proposed Reorganizations

What is the purpose of the proposed Reorganizations? The primary purpose of the proposed Reorganizations is to merge the Target Funds into the Acquiring Funds, each of which has the same investment objective and substantially similar investment strategies and policies to those of the corresponding Target Fund as described in this Proxy Statement/Prospectus. The Reorganizations will shift primary management oversight responsibility for the Target Funds to JOHCM (USA) Inc (“JOHCM USA”), the investment adviser to the Acquiring Funds. Trillium Asset Management, LLC (“Trillium”), the investment adviser to the Target Funds, will serve as investment sub-adviser to the Acquiring Funds and will continue to remain responsible for the Funds’ day-to-day discretionary investment management. JOHCM USA and Trillium are both indirect wholly-owned subsidiaries of Perpetual Limited. The Reorganizations are not expected or intended to result in any changes to the day-to-day investment management of the Target Funds, as the existing portfolio management teams at Trillium will serve as portfolio managers for the Acquiring Funds.

What will happen if the Reorganizations are approved? Shareholders of the Target Global Equity Fund will receive Institutional Class shares or Investor Class shares, as applicable, of the Acquiring Global Equity Fund (as indicated below under “On what proposals am I being asked to vote?”) in an amount equal to the total dollar value of shares currently held in the Target Global Equity Fund. The Target Global Equity Fund will then be completely liquidated and dissolved. Similarly, shareholders of the Target SMID Fund will receive Institutional Class shares of the Acquiring SMID Fund in an amount equal to the total dollar value of shares currently held in the Target SMID Fund. The Target SMID Fund will then be completely liquidated and dissolved.

Each of the Target Funds has the same investment objective and substantially similar investment strategies and policies to those of the corresponding Acquiring Fund. However, for purposes of its 80% policy, where the Target SMID Fund defines small- and mid-cap companies as those whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the S&P 1000® Index, the Acquiring SMID Fund defines it to include those companies whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the Russell 2500® Index. Further, in their prospectus, the Acquiring Funds describe certain elements of their investment philosophies and processes differently than the Target Funds in order to align the Acquiring Funds’ disclosure with that of other funds in the Acquiring Trust. Additionally, the Target SMID Fund’s benchmark index is the S&P 1000® Index, whereas the benchmark index for the Acquiring SMID Fund is the Russell 2500® Index. JOHCM USA and Trillium

believe that the Russell 2500® Index reflects the Acquiring SMID Fund’s investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Index. The existing portfolio management teams at Trillium will continue to handle the day-to-day portfolio management for the Acquiring Funds. Because of this, JOHCM USA and Trillium, and their parent company Perpetual Limited, do not anticipate any significant changes in the Target Funds’ day-to-day operations, distributions, or changes to availability on existing distribution platforms as a result of the Reorganizations.

The approval of the Reorganization of one Target Fund is not contingent upon the approval of the Reorganization of the other Target Fund. Therefore, if shareholders of one Target Fund do not approve the Reorganization, then that Target Fund will not be reorganized into its corresponding new Acquiring Fund, and the PMP Board will consider what further actions to take, if any, with respect to that Target Fund, which may include continued solicitation of proxies for the Reorganization, the liquidation of the Target Fund, or the continuation of that Target Fund within the PMP structure. Voting your shares immediately will prevent the need to call you and solicit your vote.

What are the anticipated benefits of the Reorganizations? In approving the Reorganizations, the PMP Board considered, among other factors:

•

That Trillium, the adviser of the Target Funds, will be the sub-adviser of the Acquiring Funds and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers;

•	The similarity in the Target Global Equity Fund’s and the Acquiring Global Equity Fund’s investment objectives and strategies;

•	The similarity in the Target SMID Fund’s and the Acquiring SMID Fund’s investment objectives and strategies;

•	That each Acquiring Fund pays the same management fees as the corresponding Target Fund;

•

JOHCM USA’s representation that Target Funds Shareholders can expect to experience lower operating expenses, both before and after JOHCM USA’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Class and Investor Class shares of the Acquiring Global Equity Fund and the Institutional Class shares of the Acquiring SMID Fund through January 28, 2025 in order to reduce operating expenses at a level at or below the operating expenses of the Target Funds;

•

That the Reorganizations are intended to be tax-free for U.S. federal income tax purposes for the Target Funds and the Target Funds Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”);

•	That under the Plan, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund;

•

That shareholders who do not want to participate in a Reorganization are able to redeem their shares of their Target Fund prior to the closing of a Reorganization without the imposition of any redemption fee;

•

That the proposed service providers for the Acquiring Funds were well established and capable of providing services to the Acquiring Fund at a comparable level to that currently provided by the service providers to the Target Funds;

•	That the Reorganization of each Target Fund is subject to the approval of its shareholders;

•	That JOHCM USA has an interest in advising the Acquiring Funds and increasing its assets under management;

•

That JOHCM USA, and not the Target Funds or Acquiring Funds, would pay all costs associated with the Reorganizations, other than certain costs specified in the Plan (attached hereto as Appendix A) which are not expected to be incurred; and

•	That the Reorganizations will not result in the dilution of either Target Fund’s Shareholders’ interests.

In approving the Reorganizations, the Board of the Acquiring Trust (the “JOHCM Board”) considered, among other factors:

•

That Trillium, the adviser of the Target Funds, will be the sub-adviser of the Acquiring Funds and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers;

•	The similarity in the Target Global Equity Fund’s and the Acquiring Global Equity Fund’s investment objectives and strategies;

•	The similarity in the Target SMID Fund’s and the Acquiring SMID Fund’s investment objectives and strategies;

•	That each Acquiring Fund pays the same management fees as the corresponding Target Fund;

•

JOHCM USA’s representation that Target Funds Shareholders can expect to experience lower operating expenses, both before and after JOHCM USA’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Class and Investor Class shares of the Acquiring Global Equity Fund and the Institutional Class shares of the Acquiring SMID Fund through January 28, 2025 in order to reduce operating expenses at a level at or below the operating expenses of the Target Funds;

•

That the Reorganizations are intended to be tax-free for U.S. federal income tax purposes for the Target Funds and the Target Funds Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”);

•	That under the Plan, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund;

•

That shareholders who do not want to participate in a Reorganization are able to redeem their shares of their Target Fund prior to the closing of a Reorganization without the imposition of any redemption fee;

•

That the proposed service providers for the Acquiring Funds were well established and capable of providing services to the Acquiring Fund at a comparable level to that currently provided by the service providers to the Target Funds;

•	That the Reorganization of each Target Fund is subject to the approval of its shareholders;

•	That JOHCM USA has an interest in advising the Acquiring Funds and increasing its assets under management;

•

That JOHCM USA, and not the Target Funds or Acquiring Funds, would pay all costs associated with the Reorganizations, other than certain costs specified in the Plan (attached hereto as Appendix A) which are not expected to be incurred; and

•	That the Reorganizations will not result in the dilution of either Target Fund’s Shareholders’ interests.

Following each Reorganization, Target Funds Shareholders will bear the same investment advisory fee and can expect to experience a lower expense ratio. JOHCM USA and Trillium, and their parent company Perpetual Limited, believe that the proposed Reorganizations may benefit Target Funds Shareholders by allowing for efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters. JOHCM USA and Trillium, and their parent company Perpetual Limited, also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Trillium Funds through the established distribution network of JOHCM USA.

Who will bear the costs associated with the proposed Reorganizations? JOHCM USA will pay the operational and solicitation costs related to the Reorganizations, including any costs directly associated with preparing, filing, printing, and distributing to the Target Funds Shareholders all materials relating to this Proxy Statement/Prospectus. JOHCM USA will pay these costs whether or not a Reorganization is consummated.

Target Funds Shareholders will not have to pay any front-end sales charges, contingent deferred sales charges, or redemption/exchange fees in connection with the Reorganizations.

How do the Acquiring Funds differ from the Target Funds? Each of the Target Funds has the same investment objective and substantially similar investment strategies and policies to those of the corresponding Acquiring Fund, and each Acquiring Fund will be managed by the same portfolio management team at Trillium that currently handles the day-to-day portfolio management for the respective Target Fund. However, for purposes of its 80% policy, where the Target SMID Fund defines small- and mid-cap companies as those whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the S&P 1000® Index, the Acquiring SMID Fund defines it to include those companies whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the Russell 2500® Index. In addition, while the Target Global Equity Fund currently engages in, and the Target SMID Fund reserves the right to engage in, securities lending, the Acquiring Funds do not expect to do so by the closing of the Reorganizations. JOHCM USA, Trillium and the Acquiring Funds will determine whether to engage in securities lending following the closing of the Reorganizations. JOHCM USA and Trillium do not believe that the inability of the Acquiring Funds to engage in securities lending at the closing of the Reorganizations will have a material adverse impact on the Acquiring Funds or their investment strategies or performance. Additionally, the Target SMID Fund’s benchmark index is the S&P 1000® Index, whereas the benchmark index for the Acquiring SMID Fund is the Russell 2500® Index. JOHCM USA and Trillium believe that the Russell 2500® Index reflects the Acquiring SMID Fund’s investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Index. The principal risks associated with investing in the Acquiring Funds are substantially similar to those of investing in the Target Funds, though, in their prospectus, the Acquiring Funds describe certain elements of their investment philosophies, processes and risks differently than the Target Funds in order to align the Acquiring Funds’ disclosure with that of other funds of the Acquiring Trust. The share purchase, redemption, and exchange procedures of the Acquiring Funds are similar to those of the Target Funds, except for differences in the applicable class eligibility requirements and shareholder fees, and the Target Trust does not anticipate any changes in the availability of the Funds on existing distribution platforms as a result of the Reorganizations.

How do I vote my shares? You are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Funds as of July 21, 2023. Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote by calling the toll-free number printed on your Proxy Card or by Internet by going to the website printed on your Proxy Card.

On what proposals am I being asked to vote?

As the Target Funds Shareholder, you are being asked to vote on the approval of the Plan. The Plan provides for:

(i) the acquisition by the Acquiring Trust, on behalf of the Acquiring Global Equity Fund, of (a) all of the Target Global Equity Fund Institutional Shares in exchange for Acquiring Global Equity Fund Institutional Shares and (b) all of the Target Global Equity Fund Retail Shares in exchange for Acquiring Global Equity Fund Investor Shares, in each case equal in value to the Target Global Equity Fund Shareholders’ interests in the Target Global Equity Fund Shares;

(ii) the assumption by the Acquiring Trust with respect to the Acquiring Global Equity Fund of the liabilities (as defined in the Plan) of the Target Global Equity Fund;

(iii) the acquisition by the Acquiring Trust, on behalf of the Acquiring SMID Fund, of all of the Target SMID Fund Shares in exchange for Acquiring SMID Fund Shares equal in value to the Target SMID Fund Shareholders’ interests in the Target SMID Fund Shares;

(iv) the assumption by the Acquiring Trust with respect to the Acquiring SMID Fund of the liabilities (as defined in the Plan) of the Target SMID Fund;

(v) the distribution of Acquiring Global Equity Fund Shares to the shareholders of the Target Global Equity Fund according to their respective interests in the Target Global Equity Fund and its respective share classes in complete liquidation of the Target Global Equity Fund;

(vi) the distribution of Acquiring SMID Fund Share to the shareholders of the Target SMID Fund according to their respective interests in the Target SMID Fund in complete liquidation of the Target SMID Fund; and

(vii) as soon as practicable after the Closing Date, the termination of the Target Funds.

The Target Global Equity Fund offers Institutional Class and Retail Class shares. The Target SMID Fund offers Institutional Class shares.

The Acquiring Funds currently offer Institutional Class, Advisor Class, Investor Class and Class Z shares.

In connection with the Reorganizations, Shareholders of the Target Global Equity Fund’s and Target SMID Fund’s Institutional Class of shares will receive Institutional Class shares of the Acquiring Global Equity Fund and Acquiring SMID Fund, respectively, in each case having a total dollar value equal to the total dollar value of the Institutional Class shares such shareholder held in the Target Global Equity Fund and the Target SMID Fund, respectively, immediately prior to the effectiveness of the Reorganizations as determined pursuant to the Plan. Like the Target Funds, the Acquiring Funds’ Institutional Class shares do not bear a distribution and service fee (a “12b-1 Fee”) but are authorized to bear expenses for Sub-Transfer Agency Services, as defined below under “Distribution Plans and Service Plans”.

In connection with the Reorganizations, Shareholders of the Target Global Equity Fund’s Retail Class of shares will receive Investor Class shares of the Acquiring Global Equity Fund having a total dollar value equal to the total dollar value of the Retail Class shares such shareholder held in the Target Global Equity Fund immediately prior to the effectiveness of the Reorganizations as determined pursuant to the Plan. Like the Target Global Equity Fund, the Acquiring Global Equity Fund’s Investor Class shares have adopted a distribution plan under Rule 12b-1 and charge a 12b-1 Fee. The Target Global Equity Fund’s Retail Class of shares is authorized to charge a maximum 12b-1 Fee of 0.25% and for the most recently completed fiscal year ended June 30, 2022 charged a 0.24% 12b-1 Fee. The 12b-1 Fee for the Acquiring Global Equity Fund Investor Class shares will also be a maximum of 0.25% and the Fund expects to pay this amount.

Target Funds Shareholders who do not wish to have their Target Funds Shares exchanged for Acquiring Funds Shares as part of a Reorganization should redeem their shares prior to the completion of a Reorganization and you will not be charged a redemption fee for redeeming your shares. If you redeem your shares, you generally will recognize a taxable gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them upon redemption. If, instead, you receive Acquiring Funds Shares in exchange for your Target Funds Shares as part of a Reorganization, you are not expected to recognize any taxable gain or loss for U.S. federal income tax purposes on such exchange. For more information about the tax consequences of the proposed Reorganizations, please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganizations” section below. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganizations.

The Plan is subject to certain closing conditions and may be terminated with respect to the Reorganizations at any time including by mutual consent of the Target Trust and the Acquiring Trust, by the Acquiring Trust if any condition precedent to its obligations with respect to such Reorganization has not been fulfilled or waived by the Acquiring Trust, by the Target Trust if any condition precedent to its obligations has not been fulfilled or waived by the Target Trust, or by the Target Trust or Acquiring Trust upon a determination by the Board of the Target Trust or the Acquiring Trust that the Reorganization would not be in the best interests of the shareholders of the Target Funds or Acquiring Funds, respectively.

You should consult the Acquiring Funds’ Prospectus for more information about the Acquiring Funds and the Target Funds’ Prospectus for more information about the Target Funds, which prospectuses have been incorporated by reference into this Proxy Statement/Prospectus. For more information regarding shareholder approval of the proposed Reorganizations, please refer to the “The Proposed Reorganizations” and “Voting Information” sections below. A form of the Plan is attached hereto as Appendix A. For more information regarding the calculation of the number of Acquiring Funds Shares to be issued, please refer to the “How will the number of Acquiring Funds Shares that I will receive be determined?” section below.

You are also being asked to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

What is the anticipated timing of the Reorganizations?

The Meeting is scheduled to occur on October 5, 2023. If all necessary approvals are obtained, the proposed Reorganizations are currently scheduled to take place upon the opening of business on October 30, 2023.

What is the primary purpose of the proposed Reorganizations?

The primary purpose of the proposed Reorganizations is to merge the Target Funds into the Acquiring Funds, which have the same investment objectives and substantially similar investment strategies and policies to those of the Target Funds, though, in their prospectus, the Acquiring Funds describe certain elements of their investment philosophies, processes and risks differently than the Target Funds.

Why are the Reorganizations being proposed?

The Reorganizations are being proposed following the acquisition of Pendal Group Limited, the parent company of JOHCM USA, by Perpetual Limited, the ultimate parent company of Trillium. JOHCM USA and Trillium believe that the Reorganizations, which will result in the Target Funds being housed in the same mutual fund trust as other U.S. mutual funds advised by JOHCM USA and managed by other affiliates owned by Perpetual Limited, would benefit shareholders in a number of ways, including by allowing for efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters. JOHCM USA and Trillium, and their parent company Perpetual Limited, also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Target Funds through the established distribution network of JOHCM USA. Following the Reorganizations, shareholders will bear the same investment advisory fee and can expect to experience a lower expense ratio.

For information regarding the factors that were considered by the PMP Trustees, please refer to the section entitled “Background and Trustees’ Considerations Related to the Proposed Reorganizations” in the enclosed Proxy Statement/Prospectus.

If the proposed Reorganizations are approved, JOHCM USA and Trillium do not expect that the Reorganizations will result in any reduction in the level or quality of services that shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the Target Funds.

The Target Funds Shareholders’ exchange of Target Funds Shares for Acquiring Funds Shares pursuant to the Reorganizations is expected to be tax-free for U.S. federal income tax purposes. It is possible that the Target Funds will make one or more additional distributions to Target Funds Shareholders before the effective time of the Reorganizations, which will generally be taxable to Target Funds Shareholders. Please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganizations” section below for further information. The proposed Reorganizations will also result in the Target Funds being overseen by a different board of trustees. The proposed Reorganizations have been carefully reviewed and approved by each of the PMP Board and the JOHCM Board. The PMP Board recommends that you vote FOR the proposed Reorganizations.

Will the portfolio management of the Target Funds change?

The Target Funds’ existing portfolio management teams will serve as portfolio managers for the Acquiring Funds through a sub-advisory agreement between JOHCM USA and Trillium. As the investment adviser to the Target Funds, Trillium directly manages each Target Fund’s portfolio. Each of the Acquiring Funds is a new series of the Acquiring Trust created specifically for the purpose of acquiring the assets and liabilities of the respective Target Funds. If the Reorganizations are approved, JOHCM USA will serve as investment adviser to the Acquiring Funds. JOHCM USA, as investment adviser to the Acquiring Funds, will assume overall responsibility to manage the investment of the Acquiring Funds’ assets and will supervise the daily business affairs of the Acquiring Funds, subject to the supervision of the JOHCM Board. All of the current portfolio managers of the Target Funds will also serve as the portfolio managers of the Acquiring Funds, subject to the oversight of JOHCM USA and the JOHCM Board. JOHCM USA and Trillium do not expect that the proposed Reorganizations will result in a change in the level or quality of services shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the Target Funds. In addition, the Acquiring Funds have the same investment objective and substantially similar investment strategies and policies to those of the Target Funds, though, in their prospectus, each Acquiring Fund describes certain elements of its investment philosophy and process differently than the respective Target Fund. However, for purposes of its 80% policy, where the Target SMID Fund defines small- and mid-cap companies as those whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the S&P 1000® Index, the Acquiring SMID Fund defines it to include those companies whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the Russell 2500® Index. Further, while the Target Global Equity Fund currently engages in, and the Target SMID Fund reserves the right to engage in, securities lending, the Acquiring Funds do not expect to do so by the closing of the Reorganizations. JOHCM USA, Trillium and the Acquiring Funds will determine whether to engage in securities lending following the closing of the Reorganizations. JOHCM USA and Trillium do not believe that the inability of the Acquiring Funds to engage in securities lending at the closing of the Reorganizations will have a material adverse impact on the Acquiring Funds or their investment strategies or performance.

Who will bear the expenses associated with the Reorganizations?

The costs of the solicitation related to the proposed Reorganizations, including any costs directly associated with preparing, filing, printing, and distributing to the Target Funds Shareholders all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the operational costs associated with the proposed Reorganizations, will be borne by JOHCM USA. JOHCM USA will pay these costs whether or not the Reorganizations are consummated.

Neither the Target Funds nor the Acquiring Funds will bear any direct fees or expenses in connection with the proposed Reorganizations, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganizations, (ii) taxes on capital gains that may be realized as a result of selling portfolio securities necessary to effect the Reorganizations; and (iii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Funds. These fees and expenses are expected to be zero or otherwise de minimis with respect to the Target SMID Fund, since (i) there is not expected to be any rebalancing of the Target SMID Fund’s portfolio in connection with the Reorganization and (ii) given that the Target SMID Fund’s portfolio consists only of U.S. equity securities and American Depositary Receipts, no stamp taxes or trading expenses are expected to be incurred in connection with the Reorganization. These fees and expenses are also expected to be de minimis with respect to the Target Global Equity Fund, since (i) there is not expected to be any rebalancing of the Target Global Equity Fund’s portfolio in connection with the Reorganization and (ii) while the Target Global Equity Fund will bear stamp taxes and transfer expenses with respect to its overseas portfolio holdings, the net taxes and expenses to be incurred by the Fund after rebates are expected to be de minimis. If the proposed Reorganizations are approved, JOHCM USA and Trillium, and their parent company Perpetual Limited, do not expect that the Reorganizations will result in a change in the level or quality of services that shareholders of the Acquiring Funds will receive compared to the services currently received as shareholders of the Target Funds. The proposed Reorganizations have been carefully reviewed and approved by each of the PMP Board and the JOHCM Board.

What are the U.S. federal income tax consequences of the Reorganizations?

Each Reorganization is expected to constitute a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) and will not take place unless the Target Funds and the Acquiring Funds receive a satisfactory opinion of counsel to the effect that each proposed Reorganization will be tax-free (although there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such opinion). Accordingly, it is expected that no gain or loss will be recognized by the Target Funds or Target Funds Shareholders as a direct result of the Reorganizations. Specifically, it is expected that the Target Funds will recognize no gain or loss upon the acquisition by the Acquiring Funds of the assets and the assumption of the liabilities, if any, of the Target Funds. In addition, when shares held by Target Funds Shareholders are exchanged for their respective Acquiring Funds Shares pursuant to the proposed Reorganizations, it is expected that Target Funds Shareholders will recognize no gain or loss on the exchange, and that Target Funds Shareholders will have the same aggregate tax basis and holding period with respect to the shares of an Acquiring Funds as the shareholder’s tax basis and holding period in the Target Funds Shares immediately before the exchange. If, as expected, each Reorganization is tax-free, each Acquiring Fund will “inherit” the tax attributes of the respective dissolving Target Fund, including such Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of each Reorganization, Target Funds Shareholders may redeem Target Funds Shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Although not currently expected, the Target Funds may sell portfolio securities in connection with the Reorganizations. Any capital gains recognized in these sales, after reduction by any available losses, will be distributed to shareholders as taxable distributions. See “Certain U.S. Federal Income Tax Consequences of the Reorganizations – Sales of Portfolio Securities” for additional information.

For more detailed information about the tax consequences of the Reorganizations please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganizations” section below.

Has the Board of the Target Trust approved the proposed Reorganizations?

The PMP Board has approved the Reorganizations and the Plan and recommends that you vote in favor of the proposed Reorganizations. The PMP Trustees believe that each proposed Reorganizations is in the best interests of each Target Fund and its shareholders, and that the interests of each Target Fund’s shareholders will not be diluted as a result of the Reorganizations.

As described in more detail below, JOHCM USA, Trillium and the PMP Board have engaged in discussions regarding JOHCM USA’s and Trillium’s desire to merge the Target Funds into the Acquiring Trust. JOHCM USA and Trillium, and their parent company Perpetual Limited, believe that the proposed Reorganizations, which will result in the Target Funds being housed in the same mutual fund trust as the other U.S. mutual funds advised by JOHCM USA would benefit shareholders in a number of ways, including by allowing for efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters. JOHCM USA and Trillium, and their parent company Perpetual Limited, also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Trillium Funds through the established distribution network of JOHCM USA.

For information regarding the factors that were considered by the PMP Trustees, please refer to the section below entitled “Background and Trustees’ Considerations Related to the Proposed Reorganizations” in this Proxy Statement/Prospectus.

JOHCM USA, Trillium and Perpetual Limited proposed that the PMP Board approve the Reorganizations in light of the foregoing benefits as well as, among other factors: the opportunity for Target Funds Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs, the same management fees paid by the Acquiring Funds, anticipated lower operating expenses for Target Funds Shareholders even before taking into account any expense waiver or expense reimbursement, the similarity in the Target Funds’ and Acquiring Funds’ investment objectives and strategies, that Trillium, the adviser of the Target Funds, will be the sub-adviser of the Acquiring Funds and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers, that each Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Funds and the Target Funds Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganizations”), that JOHCM USA, and not the Target Funds or Acquiring Funds, would pay all costs associated with the Reorganizations, other than certain costs specified in the Plan (attached hereto as Appendix A) which are not expected to be incurred, and that the Reorganizations would not result in the dilution of the Target Funds Shareholders’ interests. For information regarding the factors that were considered by the PMP Trustees, please refer to the section below entitled “Background and Trustees’ Considerations Related to the Proposed Reorganizations.”

How will the number of Acquiring Funds Shares that I will receive be determined?

As a Target Funds Shareholder, in the Reorganization you will receive your pro rata share of the Acquiring Funds Shares received by the Target Funds in which you invest. The number of Acquiring Funds Shares that a Target Funds Shareholder will receive will be based on the net asset value (“NAV”) of such Target Funds Shareholder’s account relative to the NAV of the Target Funds, determined as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. The Target Funds’ assets will be valued pursuant to the Acquiring Trust’s valuation procedures, determined as of immediately after the close of business on the last business day before the Closing Date (the “Valuation Date”). With respect to matters bearing on the valuation of the securities held by the Target Funds as of the date hereof, the Acquiring Trust’s valuation procedures are substantially similar to the valuation procedures of the Target Trust. The total value of your holdings should not change as a result of the Reorganizations.

How do the fees of the Acquiring Funds compare to those of the Target Funds?

Shareholders of the Target Funds can expect to experience the same management fees and lower expenses as a result of the Reorganizations.

The Reorganization will not result in a change to the contractual Management Fee of the Target Global Equity Fund’s Institutional Class of shares, which is currently 0.85% on assets up to $1 billion and 0.72% on assets over $1 billion, and is expected to result in a reduction of annual operating expenses from 1.01% to 0.99%. At the present time, the Target Global Equity Fund does not have any fee and expense waivers in place. JOHCM USA has agreed to waive fees and reimburse expenses (excluding certain expenses) to limit the net annual operating expenses of the Acquiring Global Equity Fund’s Institutional Class of shares to 0.99%.

The Reorganization will not result in a change to the contractual Management Fee of the Target Global Equity Fund’s Retail Class of shares, which is currently 0.85% on assets up to $1 billion and 0.72% on assets over $1 billion, and is expected to result in a reduction of annual operating expenses from 1.30% to 1.19%. At the present time, the Target Global Equity Fund does not have any fee and expense waivers in place. JOHCM USA has agreed to waive fees and reimburse expenses (excluding certain expenses) to limit the net annual operating expenses of the Acquiring Global Equity Fund’s Investor Class of shares to 1.24%.

The Reorganization will not result in a change to the contractual Management Fee of the Target SMID Fund’s Institutional Class of shares, which is currently 0.75%, and is expected to result in a reduction of gross annual operating expenses from 1.36% to 1.05% and a reduction in net annual operating expenses from 0.98% to 0.97% with respect of the Target SMID Fund’s Institutional Class of shares following the application of fee and expense waivers. Trillium has agreed to reduce its fees and/or pay expenses (excluding certain expenses) in order to limit total annual operating expenses of the Target SMID Fund’s Institutional Class of shares to 0.98%.

Neither the Target Global Equity Fund’s Institutional Class of shares nor the Acquiring Global Equity Fund’s Institutional Class shares has adopted a distribution plan under Rule 12b-1. Similarly, neither the Target SMID Fund’s Institutional Class of shares nor the Acquiring SMID Fund’s Institutional Class of shares has adopted a distribution plan under Rule 12b-1.

The Target Global Equity Fund’s Retail Class of shares has adopted a distribution plan under Rule 12b-1 and charges a distribution and service fee (a “12b-1 Fee”). The Target Global Equity Fund’s Retail Class of shares is authorized to charge a maximum 12b-1 Fee of 0.25% and for the most recently completed fiscal year ended June 30, 2022 charged a 0.24% 12b-1 Fee. The 12b-1 Fee for the Acquiring Global Equity Fund Investor Class shares will also be a maximum of 0.25% and the Fund expects to pay this amount. For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganizations?

No. You will not have to pay any front-end sales charges, CDSCs or redemption/exchange fees in connection with the Reorganizations, which means that the aggregate value of Acquiring Funds Shares issued to you in a Reorganization will be equal to the aggregate value of the Target Funds Shares you own immediately prior to the relevant Reorganization. Purchases of additional shares of any class of the Acquiring Fund are not subject to front-end sales charges. The Target Global Equity Fund and the Acquiring Global Equity Fund do not charge redemption fees. While the Target SMID Fund charges a 2.00% redemption fee, the Acquiring SMID Fund does not charge a redemption fee.

Please see the sections entitled “Comparison of Fee Tables,” and “Comparison of Purchase, Redemption and Exchange Procedures” below for more information.

How do the share purchase, redemption and exchange procedures of the Acquiring Funds compare to those of their Target Funds?

The share purchase, redemption, and exchange procedures of the Acquiring Funds are similar to those of the Target Funds, except for differences in the applicable class eligibility requirements and shareholder fees. For more information concerning the share purchase, redemption and exchange procedures of the Target Funds and the Acquiring Funds, please see the “Comparison of Purchase, Redemption and Exchange Procedures” section below.

Are the investment objective and strategies of the Acquiring Funds similar to the investment objective and strategies of their Target Funds?

Each of the Target Funds has the same investment objective and substantially similar investment strategies and policies to those of the corresponding Acquiring Fund, though, in its prospectus, each Acquiring Fund describes certain elements of its investment philosophy and process differently than its respective Target Fund. Further, for purposes of its 80% policy, where the Target SMID Fund defines small- and mid-cap companies as those whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the S&P 1000® Index, the Acquiring SMID Fund defines it to include those companies whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the Russell 2500® Index. The Target SMID Fund’s benchmark index is the S&P 1000® Index, whereas the benchmark index for the Acquiring SMID Fund is the Russell 2500® Index. JOHCM USA and Trillium believe that the Russell 2500® Index reflects the Acquiring SMID Fund’s investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Index. In addition, while the Target Global Equity Fund currently engages in, and the Target SMID Fund reserves the right to engage in, securities lending, the Acquiring Funds do not expect to do so by the closing of the Reorganizations but will make a determination to engage in securities lending following the closing of the Reorganizations.

The Reorganizations are not expected to result in any material change in the Target Funds’ portfolio investments or investment process.

For a detailed comparison of the Target Funds’ and Acquiring Funds’ investment objectives and strategies and a discussion of certain differences, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

Do the fundamental investment policies differ between the Target Funds and the Acquiring Funds?

The fundamental investment policies of the Target Funds and the Acquiring Funds are substantially similar to one another and include certain investment policies required by the 1940 Act. For more information about the Funds’ fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment Policies.”

Do the principal risks associated with investments in the Target Funds differ from the principal risks associated with investments in the Acquiring Funds?

The principal risks of the Acquiring Funds are substantially similar to those of the Target Funds. For a detailed comparison of the Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

How many votes am I entitled to cast?

As a shareholder of the Target Funds, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Funds on the record date of July 21, 2023 (the “Record Date”). Completion of each Reorganization is conditioned on the approval of each Reorganization by the Target Funds Shareholders.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions. In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions. If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call AST Fund Solutions, Inc. at (866) 751-6311.

What are the quorum and approval requirements for the Reorganizations?

A quorum is required for shareholders of the Target Funds to take action at the Meeting. The organizational documents of the Target Funds provide that 40% of shares of each Target Fund that are entitled to vote constitutes a quorum for purposes of voting on proposals at a meeting of the Target Fund’s shareholders. Approval of each Proposal requires a “majority of the outstanding voting securities” within the meaning of Section 2(a)(42) of the 1940 Act, which requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of each Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of each Target Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganizations by the scheduled Meeting date?

With respect to each Proposal, if there are not sufficient votes to approve the Proposal or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes. The vote of a majority of shares present at the Meeting with respect to each Proposal, with or without a quorum, shall be sufficient for adjournments with respect to the Proposal. To facilitate the receipt of a sufficient number of votes, additional action may be needed.

Voting your shares immediately will help prevent the need to call you and solicit your vote.

COMPARISON OF THE TARGET FUNDS AND THE ACQUIRING FUNDS

Comparison of Fee Tables and Expense Examples

The tables below allow Target Funds Shareholders to compare the sales charges, management fees and expense ratios of the Target Funds with the Acquiring Funds and to analyze the estimated expenses that the Acquiring Funds expects to bear following the Reorganizations. Annual Fund Operating Expenses are paid by the Fund. They include management fees, administrative costs, sub-transfer agency expenses, and distribution and administrative services fees, if applicable, including pricing and custody services. For the Acquiring Funds, Annual Fund Operating Expenses (and related Example Expenses) are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below are based on expenses for the twelve-month period ended June 30, 2022 for the Target Funds as disclosed in the Target Funds’ Prospectus. The numbers provided in the following expense tables and examples for the Acquiring Funds are estimates because the Acquiring Funds have not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued following the Reorganizations may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Trillium does not have a contractional expense limitation agreement with respect to the Target Global Equity Fund. JOHCM USA has contractually agreed to waive fees and reimburse expenses for the Acquiring Global Equity Fund to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.99%, and 1.24% for Institutional Shares and Investor Shares, respectively, until January 28, 2025.

If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements for the Acquiring Global Equity Fund, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed either the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses for the Acquiring Global Equity Fund may be terminated by the Board of Trustees of the Acquiring Trust at any time and will terminate automatically upon termination of an Acquiring Fund’s investment advisory agreement.

Trillium has contractually agreed to reduce its fees and/or pay Fund expenses for the Target SMID Fund (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.98% of the Target SMID Fund’s Institutional Class shares average daily net assets (the “Expense Cap”). The Expense Cap is indefinite but will remain in effect until at least October 31, 2023. The Expense Cap may be terminated at any time by the PMP Board upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Target SMID Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.

JOHCM USA has contractually agreed to waive fees and reimburse expenses for the Acquiring SMID Fund to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.97% for Institutional Shares until January 28, 2025. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements for the Target SMID Fund, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Comparison of Target Global Equity Fund and Acquiring Global Equity Fund

	Target Fund	Acquiring Fund
	Trillium ESG Global Equity Fund	Acquiring Global Equity Fund, Pro Forma
	Institutional Class	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.85%	0.85%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.16%	0.14%
Total Annual Fund Operating Expenses	1.01%	0.99%
Less Fee Reductions and/or Expense Reimbursements	N/A1	0.00%[2]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.01%	0.99%

	Target Fund	Acquiring Fund
	Trillium ESG Global Equity Fund	Acquiring Global Equity Fund, Pro Forma
	Retail Class	Investor Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.24%	0.25%
Other Expenses	0.21%	0.09%
Total Annual Fund Operating Expenses	1.30%	1.19%
Less Fee Reductions and/or Expense Reimbursements	N/A1	0.00%[2]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.30%	1.19%

[1]	The Trillium ESG Global Equity Target Fund does not have a contractional expense limitation agreement.
[2]

JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.99% and 1.24% for Institutional Shares and Investor Shares, respectively, until January 28, 2025. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Comparison of Target SMID Fund and Acquiring SMID Fund

	Target Fund	Acquiring Fund
	Trillium ESG Small/Mid Cap Fund	Acquiring SMID Fund, Pro Forma
	Institutional Class	Institutional Shares
Shareholder Fees (fees paid directly from your account)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.61%	0.30%
Total Annual Fund Operating Expenses	1.36%	1.05%
Less Fee Reductions and/or Expense Reimbursements	(0.38%)[1]	(0.08%)[2]
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.98%	0.97%

[1]

Trillium has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.98% of the Target SMID Fund’s average daily net assets (the “Expense Cap”). The Expense Cap is indefinite but will remain in effect until at least October 31, 2023. The Expense Cap may be terminated at any time by the PMP Board upon 60 days’ notice to the Adviser, or by the Adviser with consent of the PMP Board. The Adviser is permitted, with the PMP Board’s approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Target SMID Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.

[2]

JOHCM USA has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.97% for Institutional Shares until January 28, 2025. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the JOHCM Board at any time and will terminate automatically upon termination of the investment advisory agreement.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Funds with the cost of investing in the Acquiring Funds and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Funds have been calculated on a pro forma basis assuming consummation of the Reorganizations. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Funds and Acquiring Funds operating expenses remain the same. The contractual expense limitation for the Acquiring Funds is reflected as though it runs through January 28, 2025. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

Trillium ESG Global Equity Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$103	$322	$558	$1,236
Retail Shares	$132	$412	$713	$1,568

Trillium ESG Global Equity Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$101	$315	$547	$1,213
Investor Shares	$121	$378	$654	$1,443

Trillium ESG Small/Mid Cap Fund

(Target Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$103	$322	$558	$1,236

Trillium ESG Small/Mid Cap Fund (pro forma combined) (Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$99	$326	$572	$1,275

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual expense limitation agreements will remain in place through January 28, 2025. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Funds’ assets. Those factors are beyond the control of the Acquiring Funds and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

Comparison of Investment Objectives, Strategies and Risks

For the Reorganizations, additional comparative information regarding the Target Funds and Acquiring Funds, including information with respect to the Funds’ investment objectives, investment policies, principal investment strategies, principal risks, management, and performance, is provided below. The below table shows each Target Fund’s and its respective Acquiring Fund’s investment objective and principal investment strategy disclosure and summary of principal risks. Further information about the Target Funds’ and Acquiring Funds’ respective investment objectives, strategies and risks is contained in the Target Funds’ Prospectus and SAI and the Acquiring Funds’ Prospectus and SAI. The Acquiring Funds’ Prospectus and SAI are on file with the SEC. The Target Funds’ Prospectus and Acquiring Funds’ Prospectus are also incorporated herein by reference. For information regarding how to request copies of the SAIs related to either the Target Funds’ Prospectus or the Acquiring Funds’ Prospectus, please refer to pages ii – iii of this Proxy Statement/Prospectus.

Each of the Target Funds and its corresponding Acquiring Fund:

•	Are structured as series of an open-end management investment company.

•	Have the same investment objectives.

•

Have substantially similar fundamental investment policies, although the Acquiring Funds, as series of the Acquiring Trust, describe fundamental policies differently than the Target Funds in order to align disclosure of the Acquiring Funds with that of other funds of the Acquiring Trust.

•

Have substantially similar principal investment strategies and are expected to invest all or substantially all of their respective assets in the same investments, although, for purposes of its 80% policy, where the Target SMID Fund defines small- and mid-cap companies as those whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the S&P 1000® Index, the Acquiring SMID Fund defines it to include those companies whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the Russell 2500® Index. In addition, the Acquiring Funds describe investment strategies differently in order to align disclosure of the Acquiring Funds with that of other funds of the Acquiring Trust. Further, while the Target Global Equity Fund currently engages in, and the

Target SMID Fund reserves the right to engage in, securities lending, the Acquiring Funds do not expect to do so by the closing of the Reorganizations but will make a determination to engage in securities lending following the closing of the Reorganizations. JOHCM USA and Trillium do not believe that the inability of the Acquiring Funds to engage in securities lending at the closing of the Reorganizations will have a material adverse impact on the Acquiring Funds or their investment strategies or performance. Additionally, the Target SMID Fund’s benchmark index is the S&P 1000® Index, whereas the benchmark index for the Acquiring SMID Fund is the Russell 2500® Index. JOHCM USA and Trillium believe that the Russell 2500® Index reflects the Acquiring SMID Fund’s investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Index.Have substantially similar principal risks.

•	Have the same portfolio management team.

•	Have similar policies for purchasing and redeeming shares.

Comparison of the Target Global Equity Fund and the Acquiring Global Equity Fund Principal Investment Strategies

The investment objective for the Acquiring Global Equity Fund remains unchanged from that of the Target Global Equity Fund. However, in its Prospectus, the Acquiring Global Equity Fund describes certain elements of its investment philosophy and process differently, with some additional clarifications, from the Target Global Equity Fund’s description in order to more closely align the Acquiring Global Equity Fund’s disclosure with that of other funds in the Acquiring Trust. The principal investment strategies associated with investments in the Target Global Equity Fund and the Acquiring Global Equity Fund are substantially similar in all material respects. For example, the Acquiring Global Equity Fund’s 80% policy remains unchanged, and the investment strategy disclosures relating to issuer and geographic exposure and diversification are substantially similar. The ESG investment strategy disclosure for the Acquiring Global Equity Fund reflects the same investment concepts and factors, as well as use of the same third-party ratings and ESG Criteria, as are reflected in the corresponding disclosure for the Target Global Equity Fund. The Acquiring Global Equity Fund’s ESG investment strategy disclosure reflects certain updates that provide additional clarifications as to the current ESG investing approach and more closely align the Target Global Equity Fund’s ESG disclosure with the style and structure of the other funds in the Acquiring Trust. As discussed above, the Target Global Equity Fund currently engage in securities lending, but the Acquiring Global Equity Fund does not expect to do so by the closing of the Reorganizations.

The following reproduces the investment objectives and principal investment strategies as disclosed in the Target Global Equity Fund’s Prospectus, followed by the corresponding investment objectives and principal investment strategies for the Acquiring Global Equity Fund. Where the defined term used in the Target Global Equity Fund’s Prospectus or the Acquiring Global Equity Fund’s Prospectus differs from the defined term used in this Proxy Statement/Prospectus, brackets are used.

Target Global Equity Fund Investment Objective

The Trillium ESG Global Equity Fund (the “[Target] Global Equity Fund”) seeks long-term capital appreciation.

Target Global Equity Fund Principal Investment Strategies

The [Target] Global Equity Fund invests in companies that [Trillium] believes to be leaders in managing ESG risks and opportunities, have above average growth potential, and are reasonably valued.

The [Target] Global Equity Fund is a global equity fund that invests in both domestic and foreign companies of any size or market capitalization. The [Target] Global Equity Fund invests primarily in common stocks or American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under normal market conditions, at least 80% of the [Target] Global Equity Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet the [Trillium’s] ESG criteria, although [Trillium] intends to normally be fully invested in such securities.

The [Target] Global Equity Fund will typically hold between 50 and 150 stocks in its portfolio. When selecting securities for the [Target] Global Equity Fund, [Trillium] conducts detailed financial analysis that includes a review of ESG issues and how they may impact a stock’s valuation or performance and selects securities that meet [Trillium’s] financial and ESG criteria. ESG factors can reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including climate change policies, supply chain and human rights policies. Companies that meet the [Trillium’s] ESG criteria typically have transparent sustainability data and policy reporting. ESG criteria may be somewhat different industry by industry. For example, factory-level environmental assessments are relevant to the Industrial Sector while not applicable to the Financial Services sector. In its selection process, of the three ESG components, [Trillium] emphasizes “Environmental” factors, such as ecological limits, environmental stewardship and environmental strategies for the [Target] Global Equity Fund, more than Social and Governance factors. [Trillium] utilizes information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party information providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., and Institutional Shareholder Services, Inc.

The [Target] Global Equity Fund generally will invest between 35-50% of its net assets in foreign companies. Foreign companies are those that either maintain their principal place of business outside of the United States, have their securities principally traded on non-U.S. exchanges or were formed under the laws of non-U.S. countries. Foreign companies may include companies doing business in the United States but who meet the criteria of a foreign company described above. The [Target] Global Equity Fund generally will invest in approximately 20 to 35 countries outside of the United States.

The [Target] Global Equity Fund’s foreign holdings may include companies domiciled in emerging markets (including frontier market countries) as well as companies domiciled in developed markets. There is no limit to the percent of the [Target] Global Equity Fund’s foreign holdings that may be invested in either emerging (including frontier market countries) or developed markets and therefore the [Target] Global Equity Fund may be invested entirely in companies from emerging markets. [Trillium] utilizes information obtained from multiple third party economic and financial information providers in its process to categorize emerging markets countries. Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets are the least advanced capital markets in the developing world. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets.

[Trillium] believes that the best long-term investments are found in companies with above-average financial characteristics and growth potential that excel at managing ESG risks and opportunities. [Trillium] believes that a company’s understanding of ESG principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value. Therefore, [Trillium] conducts fundamental research to find companies with attractive ESG and financial attributes.

In conducting fundamental research, [Trillium] combines traditional investment information with proprietary ESG analysis. [Trillium] believes that this creates a complete picture of how each company behaves commercially and how it deals with existing and emerging ESG risks and opportunities.

[Trillium] seeks certain traditional business qualities in each of the companies it considers for the [Target] Global Equity Fund, such as:

•	A history of innovation and competitiveness

•	Products and services that meet important needs

•	Strong market position and the potential for sustained long-term growth

•	Above-average business fundamentals with attractive margins

•	An ability to manage within ecological limits and to manage environmental risk and opportunity

•	Business practices that are adaptable and reflect industry best practices

Trillium’s investment approach considers principles that establish a high bar and assure consistency in our decision-making process.

Ecological Limits: Companies shall demonstrate an understanding of the ecological limits that exist for their business and address their specific impact areas through a range of verifiable initiatives.

Environmental Stewardship: All companies are in a position to protect and preserve the environment and shall have appropriate policies to guide their behavior, as well as a history of appropriate behavior.

Environmental Strategy: Companies shall have strategies for becoming more efficient in their interactions with the environment and show progress toward meaningful goals.

Human Rights & Equality: Companies shall assure that they are not directly, or indirectly through their supply chain, involved in egregious labor practices.

Corporate Governance: All companies shall seek to balance the needs of and responsibilities to its stakeholders and strive to maintain a strong corporate culture. Essential to this achievement is a company’s corporate governance structure and policies.

There are certain industries and business activities that we currently conclude are too environmentally risky or present social outcomes that are too unattractive to warrant investment consideration. We exclude the extractive industries of mining and fossil fuel production, as well as companies exclusively involved in agricultural biotechnology, gambling, nuclear energy, tobacco, and weapons production. We also evaluate companies to ensure they meet our animal testing requirements.

[Trillium] believes that finding companies that meet its financial and environmental standards is an important part of the process, but that it is also critical to make investments at reasonable valuations.

In the [Trillium’s] opinion, each company is unique in terms of its business and environmental risk profile. As a result, [Trillium] considers many factors in valuing a company, such as:

•	Environmental risk factors

•	Management reputation

•	Traditional analysis of the stock price relative to earnings, cash flow, dividend yield, and book value

•	Valuation of the stock relative to the company’s history, peer group, and to the broad market

•	Balance sheet and debt service analysis, including various measures of financial leverage and interest coverage ratios

[Trillium] looks to achieve capital appreciation by investing in superior companies while also maintaining adequate diversification to avoid excessive risk. The portfolio is diversified by:

•	Economic sector, although [Trillium] is willing to have substantial over and under weights relative to the market based on where [Trillium] finds the most attractive opportunities

•	Country or region, based on where [Trillium] finds individual opportunities

•	Size of companies, with a consistent overall profile of large, global companies but also including smaller companies with perceived good future potential or unique business models

[Trillium’s] approach of investing in what it believes to be great companies results in a portfolio that looks quite different from the overall market. [Trillium] monitors the portfolio closely in an effort to assure prudent diversification based on exposure to a variety of economic trends and investment themes.

Additionally, the [Target] Global Equity Fund may participate in securities lending arrangements of up to 33 1/3% of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

We believe in active ownership. Engaging companies on Environmental, Social, and Governance (ESG) topics using shareholder rights and powers can lead to improvements in corporate ESG performance, practices, and policies. We are devoted to aligning stakeholders’ values and objectives, combining impactful investment solutions with active ownership with the goal to provide positive impact, long-term value, and ‘social dividends’. Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team which uses multiple tools of engagement including direct dialogue, filing or co-filing shareholder proposals, working within multi-stakeholder institutions, convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. We work in coalitions and individually. Examples of Trillium’s shareholder engagement topics include, but are not limited to, climate change, workplace diversity, supply chain responsibility, and human rights. Trillium votes [Target] Funds’ shares on shareholder proposals and other proxy matters consistent with our fiduciary duties to the [Target] Fund. Many of those proposals are on ESG topics and our proxy voting guidelines incorporate ESG matters and votes are executed accordingly. Trillium regularly voices its perspective on public policy matters that relate to ESG topics.

Trillium may choose to sell a security out of the [Target] Funds after analyzing the security and reviewing any top-down change in asset or sector allocation targets set by Trillium. [Trillium] also considers any negative changes to a company’s fundamentals, deterioration in the ESG characteristics, overvaluation or a decline in the security’s relative valuation or position.

Acquiring Global Equity Fund Investment Objective

The Trillium ESG Global Equity Fund (the “[Acquiring Global Equity] Fund”) seeks long-term capital appreciation.

Acquiring Global Equity Fund Principal Investment Strategies

The [Acquiring Global Equity] Fund seeks to achieve its investment objective by investing primarily in companies the portfolio managers believe are leaders in managing risks and opportunities related to environmental, social and governance (“ESG”) factors, have above average growth potential, and are reasonably valued. The [Acquiring Global Equity] Fund invests in both U.S. and non-U.S. companies of any size or market capitalization. The [Acquiring Global Equity] Fund invests primarily in common stocks, either directly or indirectly. The [Acquiring Global Equity] Fund obtains indirect exposure to equity securities through instruments such as depositary receipts, as described below. Under normal market conditions, at least 80% of the [Acquiring Global Equity] Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet Trillium’s ESG criteria. The [Acquiring Global Equity] Fund may also participate in initial public offerings (“IPO”s).

Non-U.S. Investments. The [Acquiring Global Equity] Fund will typically invest at least 40% of its net assets in non-U.S. companies. The [Acquiring Global Equity] Fund intends to invest in a broad array of countries which may include companies located in frontier or emerging markets. In addition to acquiring direct ownership of equity securities of non-U.S. companies, the [Acquiring Global Equity] Fund may obtain investment exposure indirectly, including through depositary receipts and participatory notes. Depositary receipts, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts are alternatives to directly purchasing the underlying non-U.S. securities in their national markets and currencies.

Overarching Investment Approach. Trillium believes that the best long-term investments are found in companies with above-average financial characteristics and growth potential that excel at managing ESG risks and opportunities. Trillium believes that a company’s understanding of ESG principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value. Accordingly, in conducting fundamental research, the portfolio mangers combine traditional investment information with proprietary ESG analysis. Trillium believes that this creates a complete picture of how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities. The [Acquiring Global Equity] Fund may invest in companies of any size and seeks, under normal circumstances, diversification by country and economic sector. The intended outcome of the portfolio managers’ investment process is a portfolio that typically consists of between 75-120 companies.

Fundamental Analysis. The portfolio managers seek to identify certain traditional business qualities in each of the companies it considers for the [Acquiring Global Equity] Fund, such as:

•	A history of innovation and competitiveness

•	Products and services that meet important needs

•	Strong market position and the potential for sustained long-term growth

•	Above-average business fundamentals with attractive margins

•	An ability to manage within ecological limits and to manage environmental risk and opportunity

•	Business practices that are adaptable and reflect industry best practices

When selecting securities for the [Acquiring Global Equity] Fund, the portfolio mangers conduct financial analysis that includes a review of ESG issues and how they may impact a stock’s valuation or performance and selects securities that meet Trillium’s financial and ESG criteria. The portfolio managers seek to identify ESG factors and key sustainability issues that influence company risks and opportunities which can span a range of metrics including board diversity, climate change policies, supply chain and human rights policies. Companies that meet Trillium’s ESG criteria or sustainability requirements typically have transparent sustainability data and policy reporting. ESG criteria may be somewhat different industry by industry, depending on the exposures of a given industry. In its selection process, of the three ESG components, the portfolio managers typically emphasize “Environmental” factors, such as ecological limits, environmental stewardship and environmental strategies for the [Acquiring Global Equity] Fund. The portfolio managers have access to information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party information providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., and Institutional Shareholder Services, Inc. See “ESG Considerations and Approach” below for more detail.

Trillium believes that finding companies that meet its financial and environmental standards is an important part of the process, but that it is also critical to make investments at reasonable valuations. In Trillium’s opinion, each company is unique in terms of its business and environmental risk profile. As a result, in valuing a company, Trillium considers factors, such as:

•	Environmental risk factors

•	Management reputation

•	Traditional analysis of the stock price relative to earnings, cash flow, dividend yield, and book value

•	Valuation of the stock relative to the company’s history, peer group, and to the broad market

•	Balance sheet and debt service analysis, including various measures of financial leverage and interest coverage ratios

Diversification. The portfolio managers look to achieve capital appreciation by investing in superior companies while also maintaining adequate diversification to mitigate risk. The portfolio managers monitor the portfolio closely in an effort to assure prudent diversification based on exposure to a variety of economic trends and investment themes. The portfolio is diversified by:

•

Economic sector, although the portfolio managers may elect to have substantial over and under weights relative to the market based on where the portfolio managers find the most attractive opportunities

•	Country or region, based on where the portfolio managers find individual opportunities

•	Size of companies, with a consistent overall profile of large, global companies but also including smaller companies with perceived good future potential or unique business models

The [Acquiring Global Equity] Fund’s portfolio managers may choose to sell a security out of the [Acquiring Global Equity] Fund after analyzing the security and reviewing any macroeconomic or geopolitical considerations. The portfolio managers may also consider any negative changes to a company’s fundamentals, deterioration in ESG characteristics, overvaluation or a decline in the security’s relative valuation or position.

Although the [Acquiring Global Equity] Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may engage in certain currency and interest rate hedging transactions at any time.

ESG Considerations and Approach. Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance, practices, policies and impact. Trillium is devoted to aligning stakeholders’ values and objectives, combining impactful investment solutions with active ownership with the goal to provide positive impact, long-term value, and/or social dividends. Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team which uses multiple tools of engagement including direct dialogue, filing or co-filing shareholder proposals, working with multi-stakeholder groups, convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. Over time, ESG topics covered by Trillium’s shareholder engagement have included climate change, workplace diversity, supply chain responsibility, and human rights, among others. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed accordingly consistent with Trillium’s fiduciary duties. Trillium regularly voices its perspective on public policy matters that relate to ESG topics.

There are certain industries and business activities that Trillium currently identifies as too environmentally risky or present social outcomes that are too unattractive to warrant investment consideration. The [Acquiring Global Equity] Fund does not invest in companies that are primarily engaged in the extractive industries of mining and fossil fuel production unless the portfolio managers determine that the company has adopted or is transitioning to a business model reasonably designed to succeed in a low carbon economy. The Fund does not invest in companies exclusively involved in agricultural biotechnology, gambling, tobacco, and weapons production. The portfolio managers also evaluate companies to ensure they meet Trillium’s animal testing requirements.

Comparison of the Target SMID Fund and the Acquiring SMID Fund Principal Investment Strategies

The investment objective for the Acquiring SMID Fund remains unchanged from that of the Target SMID Fund. However, in its Prospectus, the Acquiring SMID Fund describes certain elements of its investment philosophy and process differently, with some additional clarifications, from the Target SMID Fund’s description in order to more closely align the Acquiring SMID Fund’s disclosure with that of other funds in the Acquiring Trust. The principal investment strategies associated with investments in the Target SMID Fund and the Acquiring SMID Fund are substantially similar in all material respects. For example, the Acquiring SMID Fund’s 80% policy remains unchanged, although the Acquiring SMID Fund will define small- and mid-cap companies to be those included in the Russell 2500® Index rather than in the S&P 1000® Index, and the investment strategy. In addition, disclosures relating to issuer and geographic exposure and market capitalization and diversification are substantially similar. The ESG investment strategy disclosure for the Acquiring SMID Fund reflects the same investment concepts and factors, as well as use of the same third-party ratings and ESG Criteria, as are reflected in the corresponding disclosure for the Target SMID Fund. The Acquiring SMID Fund’s ESG investment strategy disclosure reflects certain updates that provide additional clarifications as to the current ESG investing approach and more closely align the Target SMID Fund’s ESG disclosure with the style and structure of the other funds in the Acquiring Trust. Further, while the Target SMID Fund reserves the right to engage in securities lending, the Acquiring SMID Fund does not expect to do so by the closing of the Reorganizations. Additionally, the Target SMID Fund’s benchmark index is the S&P 1000® Index, whereas the benchmark index for the Acquiring SMID Fund is the Russell 2500® Index. JOHCM USA and Trillium of the Acquiring SMID Fund believe that the Russell 2500® Index reflects the Acquiring SMID Fund’s investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Index.

The following reproduces the investment objectives and principal investment strategies as disclosed in the Target SMID Fund’s Prospectus, followed by the corresponding investment objectives and principal investment strategies for the Acquiring SMID Fund. Where the defined term used in the Target SMID Fund’s Prospectus or the Acquiring SMID Fund’s Prospectus differs from the defined term used in this Proxy Statement/Prospectus, brackets are used.

Target SMID Fund Investment Objective

The Trillium ESG Small/Mid Cap Fund (the “[Target] SMID Fund”) seeks long-term capital appreciation.

Target SMID Fund Principal Investment Strategies

Under normal conditions, the [Target] SMID Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies that meet the [Trillium’s] ESG criteria. [Trillium] defines small- and mid-cap companies as those whose market capitalization, at the time of purchase, is consistent with the market capitalizations of companies in the S&P 1000® Index. As of May 31, 2023, the market capitalization range of companies in the S&P 1000® Index was $98 million to $17.1 billion. The [Trillium’s] investment philosophy is that integrating ESG criteria into the financial analysis process can help identify the best companies positioned to deliver long-term risk adjusted performance. Trillium seeks to identify companies that it believes are strategic leaders, based on business models that it believes are superior and with the ability to create consistent earnings growth. In addition, Trillium looks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and better management of ESG risks such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents. In general, Trillium seeks to identify companies with strong management and awareness of ESG opportunities and risks in areas important to their respective industry. Illustrative opportunities and risks include:

•	Environmental

•	clean tech opportunities

•	climate change policies

•	sustainable agriculture

•	water use

•	Social

•	healthier products

•	product safety

•	supply chain and human rights

•	worker safety

•	Governance

•	board diversity

•	employee relations

•	executive compensation

At a minimum, the [Target] SMID Fund will not invest in any companies with material exposure to agricultural biotechnology, coal mining, hard rock mining, nuclear power, tar sands, tobacco, weapons/firearms and companies with major recent or ongoing controversies involving environmental, governance, human rights, product safety, and workplace matters.

Trillium’s investment process includes several components: a research process focused on identifying companies with high quality characteristics as defined above, input on macroeconomic environment, including changes in interest rates, growth rates, and employment rates. Adherence to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio. In general, Trillium favors companies with the following characteristics:

•	Financial Statement Integrity

•	Conservative Debt Management

•	Positive and Growing Cash Flow from Operations

•	Sector-leading policies and performance related to key ESG Issues

When selecting securities for the [Target] SMID Fund, [Trillium] conducts detailed financial analysis that includes a review of ESG issues and how they may impact stock valuation or performance. ESG criteria reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies. Companies that meet our ESG criteria or sustainability requirements typically have transparent sustainability data and policy reporting. ESG criteria may be somewhat different industry by industry. For example, assessment of chemical inputs used in the production of consumer products could be considered relevant environmental criteria for analysis of the Consumer Staples sector, while the same consideration is not applicable when analyzing environmental standards within the Financials Sector. [Trillium] utilizes information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party information providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., and Institutional Shareholder Services, Inc.

Additionally, the [Target] SMID Fund may invest up to 20% of its total assets in the securities of foreign issuers, including indirectly through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The [Target] SMID Fund’s foreign holdings may include companies domiciled in frontier or emerging markets as well as companies domiciled in developed markets. [Trillium] utilizes information obtained from multiple third party economic and financial information providers in its process to categorize emerging markets countries. Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets are the least advanced capital markets in the developing world. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets.

We believe in active ownership. Engaging companies on Environmental, Social, and Governance (ESG) topics using shareholder rights and powers can lead to improvements in corporate ESG performance, practices, and policies. We are devoted to aligning stakeholders’ values and objectives, combining impactful investment solutions with active ownership with the goal to provide positive impact, long-term value, and ‘social dividends’. Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team which uses multiple tools of engagement including direct dialogue, filing or co-filing shareholder proposals, working within multi-stakeholder institutions, convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. We work in coalitions and individually. Examples of Trillium’s shareholder engagement topics include, but are not limited to, climate change, workplace diversity, supply chain responsibility, and human rights. Trillium votes [Target] Funds’ shares on shareholder proposals and other proxy matters consistent with our fiduciary duties to the [Target] Fund. Many of those proposals are on ESG topics and our proxy voting guidelines incorporate ESG matters and votes are executed accordingly. Trillium regularly voices its perspective on public policy matters that relate to ESG topics.

Trillium may choose to sell a security out of the [Target] Funds after analyzing the security and reviewing any top-down change in asset or sector allocation targets set by Trillium. [Trillium] also considers any negative changes to a company’s fundamentals, deterioration in the ESG characteristics, overvaluation or a decline in the security’s relative valuation or position.

Acquiring SMID Fund Investment Objective

The Trillium ESG Small/Mid Cap Fund (the “[Acquiring SMID] Fund”) seeks long-term capital appreciation.

Acquiring SMID Fund Principal Investment Strategies

Under normal conditions, the [Acquiring SMID] Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria. Trillium defines small- and mid-cap companies as those having market capitalizations that, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2500® Index. As of May 31, 2023, the market capitalization range of companies in the Russell 2500® Index was $5 million to $25.5 billion. The [Acquiring SMID] Fund may invest up to 20% of its total assets in the securities of non-U.S. issuers, including indirectly through instruments such as depositary receipts and participatory notes. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The [Acquiring SMID] Fund’s non-U.S. holdings may include companies located in frontier or emerging markets. The [Acquiring SMID] Fund may also participate in initial public offerings (“IPO”s).

Overarching Investment Approach. Trillium’s investment process for the [Acquiring SMID] Fund includes several components: a bottom up research process focused on identifying companies with high quality characteristics; input on the macroeconomic environment, including changes in interest rates, growth rates, and employment rates; adherence to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio. In general, Trillium’s investment process favors companies with the following characteristics:

•	Financial Statement Integrity

•	Conservative Debt Management

•	Positive and Growing Cash Flow from Operations

•	Sector-leading policies and performance related to key ESG Issues

When selecting securities for the [Acquiring SMID] Fund, the portfolio managers conduct financial analysis that includes a review of ESG issues and how they may impact a stock’s valuation or performance and selects securities that meet Trillium’s financial and ESG criteria. ESG factors can reflect a variety of key sustainability issues that can influence company risks and opportunities and span a range of metrics including board diversity, climate change policies, and supply chain and human rights policies. Companies that meet Trillium’s ESG criteria or sustainability requirements typically have transparent sustainability data and policy reporting. ESG criteria may be somewhat different industry by industry, depending on the exposures of a given industry. The portfolio managers utilize information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party information providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., and Institutional Shareholder Services, Inc. See “ESG Considerations and Approach” below for more detail.

The [Acquiring SMID] Fund’s portfolio managers may choose to sell a security out of the [Acquiring SMID] Fund after analyzing the security and reviewing any macroeconomic or geopolitical considerations. The portfolio managers may also consider any negative changes to a company’s fundamentals, deterioration in the ESG characteristics, overvaluation or a decline in the security’s relative valuation or position, or if the security rises well beyond the capitalization range of the product.

Although the [Acquiring SMID] Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may engage in certain currency and interest rate hedging transactions at any time.

ESG Considerations and Approach. Trillium’s investment philosophy for the [Acquiring SMID] Fund is that integrating ESG criteria into the financial analysis process can help identify the best companies positioned to deliver long-term risk adjusted performance. Trillium seeks to identify companies that it believes are strategic leaders, based on business models that it believes are superior and with the ability to create consistent earnings growth. In addition, Trillium looks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and better management of ESG risks such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents.

Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance, practices, policies and impact. Trillium is devoted to aligning stakeholders’ values and objectives, combining impactful investment solutions with active ownership with the goal to provide positive impact, long-term value, and/or social dividends. Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team which uses multiple tools of engagement including direct dialogue, filing or co-filing shareholder proposals, working with multi-stakeholder groups, convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. Over time, ESG topics covered by Trillium’s shareholder engagement have included climate change, workplace diversity, supply chain responsibility, and human rights, among others. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed accordingly consistent with Trillium’s fiduciary duties. Trillium regularly voices its perspective on public policy matters that relate to ESG topics.

In general, the portfolio managers seek to identify companies with strong management and awareness of ESG opportunities and risks in areas important to their respective industry. Illustrative opportunities and risks include:

•	Environmental

•	Clean tech opportunities

•	Climate change policies

•	Sustainable agriculture

•	Water use

•	Social

•	Healthier products

•	Product safety

•	Supply chain and human rights

•	Worker safety

•	Governance

•	Board diversity

•	Employee relations

•	Executive compensation

At a minimum, the [Acquiring SMID] Fund will exclude from consideration companies with material involvement in businesses that have higher ESG risk, such as companies with material exposure to agricultural biotechnology, coal and certain types of mining, tar sands, tobacco, weapons/firearms and companies with major recent or ongoing controversies involving environmental, governance, human rights, product safety, and workplace matters.

Comparison of Summary Principal Risks

As with all mutual funds, there is no guarantee that the Target Funds or the Acquiring Funds will achieve their investment objective. You could lose money by investing in the Target Funds or the Acquiring Funds. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A share of the Target Funds or the Acquiring Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Although the Funds describe a subset of the principal investment risks somewhat differently, the principal risks associated with investments in the Target Funds and the Acquiring Funds are substantially identical because the Funds have identical or substantially identical investment objectives and substantially similar investment strategies, though, in its prospectus, each of the Acquiring Funds describes certain elements of its investment philosophy and process differently than the Target Fund do in the Target Funds’ Prospectus. The following summary principal risk factors are disclosed in the Target Funds’ Prospectus and are also disclosed (using slightly different language) as summary principal risk factors by the Acquiring Funds in the Acquiring Funds’ Prospectus.

•

Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because the [Sub-Adviser] evaluates ESG metrics when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG metrics. ESG metrics may prioritize long term rather than short term returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by the Adviser to fit within its sustainability criteria do not operate as anticipated. Although the [Sub-Adviser] seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The [Sub-Adviser’s] exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.

•

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods. Price volatility is the principal risk of investing in the Fund. Investments in small capitalization or in mid-capitalization companies may be more volatile than investments in larger companies.

•

Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.

•

Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

•

Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.

•

Management Risk. The [Sub-Adviser’s] judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

The following summary principal risk factors are disclosed in the Acquiring Funds’ summary prospectus, but are not included as summary principal risk factors in the Target Funds’ summary prospectus:

•

Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints.

•

Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

•

Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.

•

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Because the Acquiring Funds will not engage in securities lending by the closing of the Reorganizations, Securities Lending Risk, which is a principal risk for the Target Global Equity Fund, is not included as a principal risk of the Acquiring Funds. JOHCM USA and Trillium do not believe that the inability of the Acquiring Funds to engage in securities lending at the closing of the Reorganizations will have a material adverse impact on the Acquiring Funds or their investment strategies or performance.

In addition, General Market Risk is disclosed as a principal risk for the Target Funds and Large Companies Risk is disclosed as a principal risk for the Target Global Equity Fund. These risks are not disclosed as principal risks of the Acquiring Funds because the Acquiring Funds believe these risks are sufficiently described in other existing risk disclosures in the Acquiring Funds’ Prospectus and statement of additional information.

Comparison of Fundamental and Non-Fundamental Investment Policies

The Target Funds and the Acquiring Funds have substantially similar fundamental investment restrictions, such that the Reorganizations will not result in any material differences in the way the Target Funds have been managed and the way the Acquiring Funds will be managed after the Reorganizations occur. As required by the 1940 Act, each of the PMP Trust and Acquiring Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, and purchasing commodities as shown in the table below. In addition, each of the Acquiring Funds, similar to the Target Funds, will operate as “diversified” management investment companies consistent with the requirements under the 1940 Act and will disclose this policy in the Acquiring Funds’ statement of additional information separately from the tables set forth below. The Acquiring Funds describe investment policies differently than the Target Funds in order to align investment policy descriptions with that of other funds of the Acquiring Trust. JOHCM USA, Trillium and Perpetual Limited do not anticipate that revisions to the fundamental investment policies of the Target Funds will result in material differences in the way the Target Funds have been managed and the way the Acquiring Funds will be managed after the Reorganizations occur.

Further information about the Funds’ fundamental and non-fundamental investment restrictions are contained in the Target Funds’ and Acquiring Funds’ SAIs, which are on file with the SEC. For information regarding how to request copies of the SAIs related to either the Target Funds’ Prospectus or the Acquiring Funds’ Prospectus, please refer to pages ii – iii of this Proxy Statement/Prospectus.

	Target Global Equity Fund	Acquiring Global Equity Fund
Fundamental Investment Policies

The Fund may not:

1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, or (b) to the extent the entry into a repurchase agreement is deemed to be a loan.*

2. Borrow money, except for temporary or emergency purposes. Any such borrowings will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.*

3. Mortgage, pledge or hypothecate any of its assets except in connection with any borrowings and only with respect to 33 1/3% of its assets.**

4. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)**

5. Purchase real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)*

6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges or (b) entering into options, futures or repurchase transactions.*

7. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except that this restriction does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.*

8. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.***

The Fund may:

1. Borrowing Money. Borrow money to the extent consistent with applicable law, regulation or order from time to time.

2. Senior Securities. Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

3. Underwriting. Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.

4. Real Estate. Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

5. Commodities. Invest in commodities to the extent consistent with applicable law, regulation or order from time to time..

6. Loans. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

7. Concentration. Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

*

The Acquiring Global Equity Fund describes fundamental investment policies #s 1, 2, 5, 6 and 7 of the Target Global Equity Fund differently in the Acquiring Global Equity Fund’s fundamental investment policies in order to align the Acquiring Funds fundamental investment policies with those of other funds of the Acquiring Trust.

**

The Acquiring Global Equity Fund has determined not to include fundamental investment policies #s 3 and 4 of the Target Global Equity Fund as part of the fundamental investment policies of the Acquiring Global Equity Fund because it believes these policies are substantially similar to, and covered by, fundamental investment policies #s 1 and 2 of the Acquiring Global Equity Fund.

***	The Acquiring Global Equity Fund will disclose its classification as a “diversified” investment company separately in its Statement of Additional Information.

	Target SMID Fund	Acquiring SMID Fund
Fundamental Investment Policies

The Fund may not:

1. Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements (which is a form of borrowing), borrowing, and certain other leveraging transactions. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.*

2. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).*

3. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities).*

4. Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).*

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities;* or

6. Make loans (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans. *

7. Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. government, its agencies or instrumentalities, provided that up to 25% of the value of its assets may be invested without regard to this limitation.**

The Fund may:

1. Borrowing Money. Borrow money to the extent consistent with applicable law, regulation or order from time to time.

2. Senior Securities. Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

3. Underwriting. Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.

4. Real Estate. Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

5. Commodities. Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.

6. Loans. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

7. Concentration. Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

*

The Acquiring SMID Fund describes fundamental investment policies #s 1-6 of the Target SMID Fund differently in the Acquiring SMID Fund’s fundamental investment policies in order to align the Acquiring Funds fundamental investment policies with those of other funds of the Acquiring Trust.

**	The Acquiring SMID Fund will disclose its classification as a “diversified” investment company separately in its Statement of Additional Information.

Whereas the Target Funds do not have non-fundamental investment policies, each of the Acquiring Funds have non-fundamental investment policies, as indicated in the table below. A “non-fundamental” investment policy is one that may be changed by a vote of the JOHCM Board without a shareholder vote. JOHCM USA, Trillium and Perpetual Limited do not anticipate that the addition of the non-fundamental investment policies of the Acquiring Funds will result in material differences in the way the Target Funds have been managed and the way the Acquiring Funds will be managed after the Reorganizations occur.

Acquiring Global Equity Fund
Non- Fundamental Investment Policies	Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet Trillium’s ESG criteria.

Acquiring SMID Fund
Non- Fundamental Investment Policies	Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid-sized companies that meet [Trillium’s] Environmental, Social, and Governance (“ESG”) criteria.

In addition, each of the Acquiring Fund’s investment objective is non-fundamental and may be changed by a vote of the JOHCM Board, without shareholder approval.

Comparison of Portfolio Turnover

The portfolio turnover rates for each of the Target Global Equity Fund’s and Target SMID Fund’s most recent fiscal year ended June 30, 2022 was 7% and 21%, respectively.

The Acquiring Funds have not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that each of the Acquiring Funds’ portfolio turnover rate will likely be similar to that of the corresponding Target Fund.

Comparison of Fund Performance

The Acquiring Funds do not have performance history because they have not yet commenced operations as of the date of this Proxy Statement/Prospectus. If the Reorganizations are approved, the Acquiring Funds will assume and continue the performance history of the Target Funds upon the closing of the Reorganizations. For more information about performance, see the “Performance Information” section of the Target Funds’ Prospectus, which is incorporated herein by reference. As of December 31, 2022, the Target Global Equity Fund’s and the Target SMID Fund’s annualized calendar year-to-date returns were -17.67% and -22.91%, respectively. Performance of the Target Funds reflect any performance gains incurred by engaging in securities lending. Because the Acquiring Funds do not expect to engage in securities lending at the closing of the Reorganizations, performance results of the Acquiring Funds may differ. JOHCM USA and Trillium do not believe that the inability of the Acquiring Funds to engage in securities lending at the closing of the Reorganizations will have a material adverse impact on the Acquiring Funds performance. Additionally, the Target SMID Fund’s benchmark index is the S&P 1000® Index, whereas the benchmark index for the Acquiring SMID Fund is the Russell 2500® Index. JOHCM USA and Trillium believe that the Russell 2500® Index reflects the Acquiring SMID Fund’s investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Index.

Comparison of Investment Advisers and Other Service Providers

Investment Advisers

JOHCM USA serves as the investment adviser to the Acquiring Funds. JOHCM USA is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As adviser to the Acquiring Funds, subject to the JOHCM Board’s supervision, JOHCM USA continuously reviews, supervises, and administers the Acquiring Funds’ investment program and oversees the Acquiring Funds’ sub-adviser. JOHCM USA also ensures compliance with the Acquiring Funds’ investment policies and guidelines. As of March 31, 2023, JOHCM USA had approximately $10.7 billion in assets under management.

Trillium serves both as the investment adviser to the Target Funds and as the investment sub-adviser to the Acquiring Funds. Trillium was founded in 1982 and is a Delaware limited liability company. Trillium’s principal place of business is Two Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111. As adviser to the Target Funds, subject to the PMP Board’s supervision, Trillium continuously reviews, supervises, and administers the Target Funds’ investment program. Trillium also ensures compliance with the Target Funds’ investment policies and guidelines. As of March 31, 2023, Trillium had approximately $4.6 billion in assets under management.

For its services as investment adviser to the Acquiring Funds, JOHCM USA is entitled to receive an investment advisory fee annually of 0.85% of the average daily net assets up to $1 billion and 0.72% of the average daily net assets over $1 billion of the Acquiring Global Equity Fund and 0.75% of the average daily net assets of the Acquiring SMID Fund. Pursuant to JOHCM USA’s sub-advisory agreement with Trillium, JOHCM USA pays Trillium a sub-advisory fee annually of 0.70% of the average daily net assets up to $1 billion and 0.57% of the average daily net assets over $1 billion of the Acquiring Global Equity Fund and 0.60% of the average daily net assets of the Acquiring SMID Fund. The sub-advisory fees are paid by JOHCM USA and the Acquiring Funds do not make payments directly to Trillium for Trillium’s sub-advisory services.

Portfolio Managers

The portfolio managers for the Acquiring Global Equity Fund and the Acquiring SMID Fund will be the same as the current portfolio managers of the Target Global Equity Fund and Target SMID Fund:

Target Global Equity Fund Portfolio Managers

Laura McGonagle, CFA, Portfolio Manager of Trillium, has managed the Target Global Equity Fund since 2021.

Matthew Patsky, CFA, CEO and Portfolio Manager of Trillium, has managed the Target Global Equity Fund since 2018.

Patrick Wollenberg, Portfolio Manager of Trillium, CEFA, has managed the Target Global Equity Fund since 2019.

John Quealy, CPA, Chief Investment Officer and Portfolio Manager of Trillium, has managed the Target Global Equity Fund since 2021.

Target SMID Fund Portfolio Managers

Laura McGonagle, CFA, Portfolio Manager of Trillium, has managed the Target SMID Fund since inception.

Elizabeth Levy, CFA, Head of ESG Strategy and Portfolio Manager of Trillium, has managed the Target SMID Fund since 2017.

Mitali Prasad, CFA, Portfolio Manager of Trillium, has managed the Target SMID Fund since 2019.

For more information about the management of the Target Funds, please refer to the “Management of the Funds” section of the Target Funds’ Prospectus, which is incorporated herein by reference, and to the “Portfolio Managers” section of the Target Funds’ SAI, which is incorporated herein by reference. A discussion regarding the basis for the PMP Board’s approval of the investment advisory agreement for the Target Funds is available in the Target Funds’ most recent semi-annual report to shareholders, which is incorporated herein by reference.

For more information about the management of the Acquiring Funds, please refer to the “Management of the Funds” section of the Acquiring Funds’ Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Acquiring Funds’ SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the JOHCM Board’s approval of the investment advisory agreement for the Acquiring Funds will be available in the Acquiring Funds’ first annual or semiannual report to shareholders following commencement of operations.

Administrator, Transfer Agent, and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Acquiring Funds’ Administrator, Fund Accounting Agent, Transfer Agent, and Custodian.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Target Funds’ Administrator, Fund Accountant and Transfer Agent.

U.S. Bank N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Target Funds’ Custodian.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker, Chicago, Illinois 60606, is the independent registered public accounting firm that serves as the Acquiring Funds’ independent registered public accounting firm. PwC performs an annual audit of the Fund’s financial statements and provides audit and tax services.

Tait, Weller & Baker LLP (“Tait”), Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania, 19102, is the independent registered public accounting firm that serves as the Target Funds’ independent registered public accounting firm. Tait provides audit services, tax services and assistance with respect to the preparation of filings with the SEC for the Target Funds.

Comparison of Share Classes and Distribution Arrangements

As shown below, each of the Target Funds will be reorganized into a corresponding Acquiring Fund, whereby Target Funds Shareholders will be issued Institutional Class shares or Investor Class shares, as applicable, of the corresponding Acquiring Fund. The following section describes the different distribution arrangements and eligibility requirements of the Funds.

Distribution of Target Funds and Acquiring Funds Shares

JOHCM Funds Distributors, LLC (“JOHCM FD”), a wholly-owned subsidiary of Foreside Financial Group, LLC (“Foreside”), a registered broker-dealer dedicated to U.S. marketing and distribution of pooled funds advised by JOHCM USA, including the Acquiring Trust, located at 3 Canal Plaza, Suite 100 Portland, Maine 04101, serves as principal underwriter for the Acquiring Funds pursuant to a written agreement. JOHCM FD provides services only to the Acquiring Trust.

Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 (“Quasar”), serves as principal underwriter and distributor for shares of the Target Funds pursuant to a written agreement.

Class Structure

The Target Global Equity Fund offers Institutional Class and Retail Class shares, and the Target SMID Fund offers Institutional Class shares. The Acquiring Global Equity Fund and Acquiring SMID Fund each currently offer Institutional Class, Advisor Class, Investor Class, and Class Z Shares.

In connection with the Reorganizations, shareholders of Institutional Class shares of the Target Global Equity Fund will receive Institutional Class shares of the Acquiring Global Equity Fund, and shareholders of Retail Class shares of the Target Global Equity Fund will receive Investor Class shares of the Acquiring Global Equity Fund. Similarly, shareholders of Institutional Class shares of the Target SMID Fund will receive Institutional Class shares of the Acquiring SMID Fund. Shareholders of the Target Funds at the time of the Reorganizations will receive Institutional Class shares or Investor Class shares, as applicable, regardless of whether they meet the Acquiring Funds’ eligibility criteria and will be permitted to make subsequent purchases regardless of whether they meet the Acquiring Funds’ eligibility criteria at the time of such future purchases. Unlike the Target Funds, the Acquiring Funds do not impose any minimum on subsequent purchases of Institutional Class shares or Investor Class shares.

The eligibility requirements, distribution and service fees and sales charges of the Target Funds and Acquiring Funds are further described, and the material differences are highlighted, in the following sub-sections.

Eligibility requirements

Eligible Institutional Class investors of the Acquiring Funds primarily include:

•	individuals and institutional investors with a minimum initial investment of $1,000,000;

•

employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Acquiring Funds or the Acquiring Funds’ Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•

officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Target Funds and JOHCM USA, and its subsidiaries and affiliates;

•

any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between JOHCM FD and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund;

•

advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Acquiring Funds’ shares are acquired has an agreement with JOHCM FD; and

•	other investors for which the Fund or JOHCM FD has pre-approved the purchase.

Investor Shares of the Acquiring Fund are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Investor Shares of the Acquiring Funds. If you purchase Investor Shares of the Acquiring Funds, you will not pay a sales charge at the time of purchase or sub-transfer agency fees, but you will pay a 12b-1 Fee not exceeding twenty-five basis points (0.25%) of the Fund’s average daily net assets.

To purchase shares of a Target Fund’s Institutional Class of shares for the first time, you must invest at least $100,000. Subsequent investments must be made in amounts of at least $1,000. To purchase shares of a Target Fund’s Retail Class of shares for the first time, you must invest at least $5,000 and subsequent investments must be made in amounts of at least $100.

Additional information about the eligibility requirements to purchase the Target Funds’ and the Acquiring Funds’ shares is available in their respective Prospectuses and SAIs.

Sales Charges and Redemption Fees

None of the shares of the Target Funds or Acquiring Funds are subject to any front-end sales charges or CDSC. The Target SMID Fund has a 2.00% Redemption Fee (expressed as a percentage of the amount redeemed, if redeemed within ninety days of purchase). The Acquiring Funds do not have a redemption fee.

Distribution Plans and Service Plans

Shareholders of the Acquiring Funds are expected to receive shareholder services substantially similar to those currently received by shareholders of the Target Funds.

Neither the Target Funds’ Institutional Class shares nor the Acquiring Funds’ Institutional Class shares bear a 12b-1 Fee. The Target Global Equity Fund’s Retail Class of shares is authorized to charge a maximum 12b-1 Fee of 0.25% and for the most recently completed fiscal year ended June 30, 2022 charge a 0.24% 12b-1 Fee. The Acquiring Global Equity Fund’s Investor Class shares bear a 0.25% 12b-1 Fee.

JOHCM USA proposes to arrange for the engagement of third-party service providers (“Financial Intermediaries”) to provide personal services, accounting, sub-accounting, recordkeeping and/or other administrative services (commonly referred to as “Sub-Transfer Agency Services”) to Institutional Class shareholders of the Acquiring Funds and to assist the Acquiring Funds in monitoring and overseeing such Financial Intermediaries. In the first instance, JOHCM USA or JOHCM FD will be responsible for making payments to Financial Intermediaries for Sub-Transfer Agency Services. JOHCM USA proposes that the Acquiring Funds be added to the Acquiring Trust’s Sub-Transfer Agency Services Agreement with JOHCM USA, under which the Acquiring Funds will agree to reimburse JOHCM USA (or its designee) for payments JOHCM USA (or its designee) makes to Financial Intermediaries for Sub-Transfer Agency Services provided to beneficial owners of Institutional Class shares of the Acquiring Funds.

Comparison of Purchase, Redemption and Exchange Procedures

Purchase Procedures

The purchase procedures employed by the Target Funds and the Acquiring Funds are similar. The Target Funds and the Acquiring Funds both offer shares through their respective distributors on a continuous basis. Shares of the Target Funds and the Acquiring Funds may be purchased directly from the Funds or through authorized brokers or financial intermediaries. The purchase price of each share of the Target Funds and the Acquiring Funds is based on the net asset value next determined after the order is received in proper form by the Target Funds or Acquiring Funds or their respective agents. Purchases of shares of the Target Funds and the Acquiring Funds may be made by mail or telephone.

Additional information regarding the purchase procedures of the Target Funds and the Acquiring Funds is available in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Investment Minimums

Shares of the Target Funds and Institutional Shares of the Acquiring Funds require a minimum initial investment. Investor Shares of the Acquiring Funds do not require a minimum initial investment.

The minimum initial and subsequent investment requirements for shares of the Target Funds and Institutional Shares of the Acquiring Funds are set forth below:

Class Name	Investment Minimums
Target Funds Institutional Class Shares	Initial – $100,000 ($100,000 for retirement or tax-deferred account) Subsequent – $1,000

Target Funds Retail Class Shares	Initial – $5,000 ($1,000 for retirement or tax-deferred account) Subsequent – $100

Acquiring Funds Institutional Class Shares	Initial – $1,000,000 Subsequent – None

Acquiring Funds Investor Class Shares	Initial – None Subsequent – None

Minimum investment requirements do not apply to Acquiring Funds shares received in the Reorganization or to purchases by officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code), of the Funds and their respective advisers. If you purchase shares through an intermediary, different minimum account requirements may apply. Each of the Target Funds and Acquiring Funds may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion. Additional information regarding waiver or reduction of investment minimums is available in the Target Funds and Acquiring Funds respective Prospectuses and Statements of Additional Information.

Redemption Procedures

The redemption procedures employed by the Target Funds and the Acquiring Funds are similar. Shareholders of both the Target Funds and the Acquiring Funds may redeem all or part of their investment in a Fund on any day that the Fund is open for business. Generally, both the Target Funds and the Acquiring Funds forward redemption proceeds as promptly as possible, but no later than seven days, with certain limited exceptions. The Target Funds and the Acquiring Funds both make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Funds and the Acquiring Funds reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in-kind). The Target Funds and the Acquiring Funds each have in place a line of credit that may be used to meet redemption requests during stressed market conditions. The Target Funds may redeem the shares in in a shareholders’ account if the value of the account is less than $5,000 because of the shareholder’s redemptions. The Acquiring Funds do not have any such requirement.

Additional information regarding the redemption procedures of the Target Funds and the Acquiring Funds is available in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Frequent or Short-Term Trading Policies

The Target Funds and the Acquiring Funds each have policies and procedures to discourage excessive or short-term trading. The Target Funds and Acquiring Funds reserve the right to eliminate its exchange privilege (if applicable), or otherwise reject or limit any order to purchase shares, if, in the Funds’ judgment, the Fund would potentially be adversely affected by such exchanges. A further description of the Target Funds’ and the Acquiring Funds’ policies related to deterring excessive short-term trading activity can be found in their respective Prospectuses. Additional information regarding the Target Funds and the Acquiring Funds can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies

Normally, the Target Funds distribute their net investment income, if any, annually, and the Acquiring Funds also distribute their net investment income, if any, annually. Ordinarily, both the Target Funds and the Acquiring Funds make distributions of their net realized capital gains, if any, at least annually. With respect to both the Target Funds and the Acquiring Funds, all income and capital gain distributions are automatically reinvested in additional shares of the applicable Fund, unless you request in writing a payment in cash.

Additional information regarding the dividend and distribution policies of the Target Funds and the Acquiring Funds is available in their respective Prospectuses. Pages ii-iii of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectuses.

Fiscal Years

The fiscal year end for the Target Funds and the Acquiring Funds is June 30.

Comparison of Business Structures, Shareholder Rights and Applicable Law

As noted above, both the Target Trust and the Acquiring Trust are organized as Massachusetts Business Trusts pursuant to the laws of the Commonwealth of Massachusetts. Prior to the Closing Date, there will be no issued and outstanding shares of the Acquiring Funds. The following is a discussion of certain provisions of the governing instruments and governing laws of the Target Funds and the Acquiring Funds. Shareholders should note, among other differences, differences discussed below with respect to shareholders’ ability to call shareholder meetings, shareholders’ ability to bring derivative actions, and quorum for shareholder meetings. The below is not a complete description of the Funds’ governing instruments or relevant governing laws. Further information about the Funds’ governance structure is contained in the Funds’ shareholder reports and governing documents.

Shares. The PMP Trustees and the trustees of the Acquiring Trust (the “Acquiring Trustees”) each have the power to issue shares of the respective Funds without shareholder approval. The governing documents of the Target Funds and Acquiring Funds indicate that the amount of shares that the Target Funds and Acquiring Funds each may issue is unlimited. Shares of the Target Funds and the Acquiring Funds have no preemptive rights.

Organization. The Target Trust and the Acquiring Trust are each governed by their respective Declarations of Trust and Bylaws, and each trust’s business and affairs are managed under the supervision of its respective Board of Trustees. The Target Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “PMP Declaration”) and its Amended and Restated Bylaws (the “PMP Bylaws” and, together with the PMP Declaration, the “PMP Governing Instruments”), each as may be amended, and the Acquiring Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “JOHCM Declaration” and, together with the PMP Declaration, the “Declarations”) and its Amended and Restated Bylaws (the “JOHCM Bylaws” and, together with the JOHCM Declaration, the “JOHCM Governing Instruments”), each as may be amended.

Composition of the Board of Trustees. Pursuant to the PMP Declaration, the number of Trustees constituting the PMP Board at any time shall be determined by the PMP Trustees themselves, but shall not be less than one or more than 15. Each PMP Trustee shall hold office during the lifetime of the Target Trust until the Trustee dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing PMP Trustees and until the election and qualification of the PMP Trustee’s successor. The PMP Declaration provides that the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose.

The JOHCM Declaration provides that the Acquiring Trustees may from time to time fix the number of Acquiring Trustees or fill vacancies in the Acquiring Trustees, including vacancies arising from an increase in the number of Acquiring Trustees, and that each Acquiring Trustee shall hold office for the lifetime of the Acquiring Trust or until such Acquiring Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Acquiring Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of the Acquiring Trustee’s successor.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Target Funds and the Acquiring Funds are not required to hold annual meetings of shareholders, and neither the Target Trust nor the Acquiring Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office may call a shareholder meeting for the election of trustees.

The PMP Bylaws provide that meetings of shareholders may be called at any time by the PMP Trustees, the chairman of the board, or the president. Each notice of a meeting must state the place, date, hour and general nature of the business to be transacted. Notices must be sent not less than seven nor more than 75 days before the meeting date.

The JOHCM Bylaws provide that shareholder meetings may be called by a majority of Acquiring Trustees, by the secretary of the Acquiring Trust, or by other officers authorized by the Acquiring Trustees when ordered to do so by a majority of Acquiring Trustees. Shareholder meetings shall also be called by order of the Acquiring Trustees at the request of shareholders if and to the extent provided by the JOHCM Declaration or by applicable law. The Acquiring Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Acquiring Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Acquiring Trustees, or any proper committee thereof.

Number of Votes; Aggregate Voting. The PMP Governing Instruments and the JOHCM Governing Instruments provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Target Funds and the Acquiring Funds are not entitled to cumulative voting in the election of trustees. The JOHCM Governing Instruments provide that all shares of the Acquiring Funds shall be voted together, except when the matter affects the interests of one or more series (or classes), and then only the shareholders of the affected series (or classes) are entitled to vote. The PMP Governing Instruments provide that all shares of the Target Funds shall vote separately by series, unless the 1940 Act requires all shares to be voted in the aggregate without differentiation between the separate series, or if any matter affects only the interest of some but not all series or classes, in which case only the shareholders of such affected series or class are entitled to vote.

Derivative Actions. Under the JOHCM Declaration, a shareholder may only bring derivative action on behalf of the Acquiring Trust if the shareholder first makes a pre-suit demand upon the JOHCM Board. The demand will not be excused under any circumstances, including claims of alleged interest on the part of the Acquiring Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Acquiring Trust or series or class of shares would otherwise result. The demand must be mailed to the secretary of the Acquiring Trust at the Acquiring Trust’s principal office and must set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder(s) to support the allegations made in the demand. The JOHCM Board will consider the demand within 90 days of its receipt by the Acquiring Trust. In their sole discretion, the JOHCM Board may submit the matter to a vote of shareholders of the Acquiring Trust. Any decision by the JOHCM Board to bring, maintain or settle (or not to bring, maintain or settle) a derivative action, or to submit the matter to a vote of shareholders is binding upon the shareholders.

Under the PMP Declaration, a shareholder may only bring a derivative action on behalf of the Target Trust if the shareholder first makes a demand on the PMP Trustees requesting the PMP Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the PMP Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Target Trust would otherwise result. Such demand must be mailed to the Secretary of the Target Trust at the Target Trust’s principal office and must set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The PMP Trustees will consider such demand within 90 days of its receipt by the Target Trust, which period may be reasonably extended should the PMP Trustees determine in good faith that there is good cause for such an extension. In their sole discretion, the PMP Trustees may submit the matter to a vote of shareholders of the Target Trust or any series or class of shares, as appropriate; otherwise, unless a majority of the PMP Trustees are disabled by conflicts from consideration of such a demand, the shareholders will have no right to vote thereon. Any decision by the PMP Trustees to bring, maintain, or settle (or not to bring, maintain, or settle) such court action, proceeding, or to submit the matter to a vote of shareholders, will be binding upon the shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.

Right to Vote. The 1940 Act provides that shareholders of the Target Funds and the Acquiring Funds have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of the Target Funds and Acquiring Funds or a particular class thereof also have the right to vote on certain matters affecting the Target Funds and the Acquiring Funds, respectively, under their respective governing instruments and laws of the Commonwealth of Massachusetts. Shareholders of the Target Trust have the right to vote only (i) for the election of PMP Trustees, (ii) as to any matter that fits within the definition of a derivative claim as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Trust or the shareholders, (iii) with respect to the termination of the Target Trust or any series or class, and (iv) with respect to such additional matters relating to the Target Trust as may be required by the PMP Declaration of Trust, the PMP By-Laws or any registration of the Target Trust with the SEC (or any successor agency) or any state, or as the PMP Trustees may consider necessary or desirable. Acquiring Funds shareholders have the right to vote (1) for the election of Acquiring Trustees; (2) for the removal of Acquiring Trustees; (3) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (4) with respect to the termination of the Acquiring Trust or any series or class of shares (unless termination is effected by written notice from the Acquiring Trustees); (5) with respect to amendments to the JOHCM Declaration which may adversely affect the rights of shareholders; and (6) with respect to such additional matters relating to the Acquiring Trust as may be required by law, the JOHCM Declaration, the JOHCM Bylaws or any registration of the Acquiring Trust with the SEC (or any successor agency) or any state, or as the Acquiring Trustees may consider necessary or desirable.

Quorum and Voting. For both the Target Trust and the Acquiring Trust, if an approval is required by the 1940 Act, then, except for the election of trustees, a 1940 Act Majority is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote. For the Target Trust, 40% of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting. When any one or more series or class is to vote as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 40% of the shares of each such series or class entitled to vote shall constitute a quorum at a shareholder’s meeting of that series or class. For the Target Trust, when a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality shall elect a PMP Trustee, except when a larger vote is required by any provision of the PMP Governing Instruments or by application law. Except as otherwise provided by the 1940 Act or other applicable law, for the Acquiring Trust, 30% of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Acquiring Trustees.

Amendment of Governing Instruments. Except as described below, the PMP Board and the JOHCM Board each have the right to amend, from time to time, their respective governing instruments. The PMP Bylaws may be amended or repealed, in whole or part, by a majority of the PMP Trustees, or by shareholders by affirmative vote or written consent of a majority of the outstanding shares entitled to vote. The JOHCM Bylaws may be amended or repealed by a majority of the Acquiring Trustees then in office. The JOHCM Bylaws may not be amended by shareholders.

Generally, the PMP Declaration may be amended at any time by an instrument in writing signed by a majority of the then PMP Trustees without the need for shareholder action, provided that the action is determined by the PMP Trustees to be consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not required under the 1940 act. However, an amendment which will affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes of shares shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected, and no vote of shareholders of a series or class not affected is required.

For the Acquiring Funds, the JOHCM Declaration may be restated and/or amended at any time by an instrument in writing signed by a majority of the JOHCM Board; provided, however, that no restatement or amendment may be made to the JOHCM Declaration or JOHCM Bylaws that would (i) impair the exemption from personal liability of the shareholders, former shareholders, trustees or former trustees, (ii) permit assessments upon shareholders of the Acquiring Trust, or (iii) limit the rights to indemnification under the JOHCM Declaration. An amendment which in the determination of the Acquiring Trustees shall affect the holders of one or more series but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the shares of such affected series or class outstanding and entitled to vote, and no vote of shareholders of a series or class not determined by the Acquiring Trustees to be affected shall be required.

Mergers, Reorganizations and Conversions. The governing instruments of the Target Trust provide that the PMP Trustees may cause the Target Trust to sell substantially all of its assets or the assets of one or more of its series to another trust or company or one or more of its series to be merged into or consolidated with another trust or company or the shares exchanged under or pursuant to any state or Federal statute, if any, or otherwise to the extent permitted by law. Unless otherwise permitted by applicable law, such a transaction must also be authorized by vote of a majority of the outstanding shares of the Target Trust, as a whole, or any affected series, as may be applicable; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

The governing instruments of the Acquiring Trust provide that Acquiring Trustees may cause an Acquiring Funds to (i) merge, consolidate or reorganize with any other entity (including another series or class of the Acquiring Trust) or (ii) sell or exchange all or substantially all of the assets of the Acquiring Trust or of any series or class. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Acquiring Trustees then in office without the approval of shareholders of the Acquiring Trust or relevant series.

Termination of a Fund. The Target Trust may be terminated at any time by the affirmative vote of a majority of the outstanding voting securities, voting separately by series, or by the PMP Trustees then in office by written notice to the shareholders. Any series or class of shares may be terminated at any time by a vote of a majority of the outstanding voting securities of such series or by the PMP Trustees by written notice to the shareholders of such series.

The Acquiring Trust or any series or class of any series may be terminated at any time (i) by the Acquiring Trustees by written notice to the Shareholders of the Acquiring Trust or to the relevant Acquiring Funds Shareholders, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

Liability of Shareholders. The governing instruments of the Acquiring Trust generally provide that shareholders will not be subject to personal liability for the obligations of the Acquiring Trust and neither the Acquiring Trust nor the Acquiring Trustees, nor any officer, employee or agent of the Acquiring Trust shall have any power to bind personally any shareholder. The governing instruments of the Target Trust generally provide that neither the Target Trust nor the PMP Trustees shall have the power to bind personally any shareholder, nor, except as specifically provided in the PMP Declaration, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than as the shareholder may personally agree to pay.

Liability of Trustees and Officers. Consistent with the 1940 Act, the JOHCM Governing Instruments provide that neither the Acquiring Trustees, nor any officer of the Acquiring Funds, shall be subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disqualifying Conduct”). The PMP Governing Instruments provide that the PMP Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Target Trust, nor shall any PMP Trustee be responsible for the act or omission of another PMP Trustee. The PMP Trustees are subject to personal liability for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such PMP Trustee’s office.

Indemnification. The PMP Governing Instruments generally provide that the Target Trust indemnify any PMP Trustee, officer, employee or other agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Target Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Target Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Target Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. Nothing shall indemnify any PMP Trustee for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Target Trust.

The JOHCM Declaration generally provides that any Acquiring Trustee or officer shall be indemnified by the Acquiring Trust against any and all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred, if such person acted, or took no action, as the case may be, in good faith, with the reasonable belief that their action (or inaction, as the case may be) was not opposed to the best interests of the Acquiring Trust, and without any willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Both the Target Trust and the Acquiring Trust may advance expenses incurred in defending any proceedings subject to certain conditions.

BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATIONS

REASONS FOR THE PROPOSED REORGANIZATIONS

The Reorganizations are being proposed following the acquisition of Pendal Group Limited, the parent company of JOHCM USA, by Perpetual Limited, the ultimate parent company of Trillium. JOHCM USA, Trillium and Perpetual Limited believe that the Reorganizations, which will result in the Target Funds being housed in the same mutual fund trust as other U.S. mutual funds advised by JOHCM USA, would benefit shareholders in a number of ways, including by allowing for efficiencies in operational management and oversight, compliance oversight, sponsorship and governance matters. JOHCM USA, Trillium, and Perpetual Limited also believe that the proposed Reorganizations will provide opportunities to increase the assets of the Target Funds through the established distribution network of JOHCM USA.

As a result, Trillium notified the PMP Board that it wished to reorganize each Target Fund into the corresponding Acquiring Fund. In reaching the decision to approve each Reorganization and to recommend that shareholders of each Target Fund vote to approve their respective Reorganization at a meeting held on May 18-19, 2023 (the “Board Meeting”), the PMP Board, including the trustees who are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), unanimously determined that the participation of each Target Fund in the Reorganization is in the best interests of that Target Fund and would not result in dilution of the Target Fund’s shareholders’ interests. The PMP Board’s determinations were based on a comprehensive set of information provided to them in connection with the Board Meeting. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors. The factors considered by the Trustees during their evaluation included the following:

•

That Trillium, the adviser of the Target Funds, will be the sub-adviser of the Acquiring Funds and the expected continuation of day-to-day portfolio management from all of the Target Funds’ current portfolio managers;

•	The similarity in the Target Global Equity Fund’s and the Acquiring Global Equity Fund’s investment objectives and strategies;

•	The similarity in the Target SMID Fund’s and the Acquiring SMID Fund’s investment objectives and strategies;

•	That each Acquiring Fund pays the same management fees as the corresponding Target Fund;

•

JOHCM USA’s representation that Target Funds Shareholders can expect to experience lower operating expenses, both before and after JOHCM USA’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Class and Investor Class shares of the Acquiring Global Equity Fund and Institutional Class shares of the Acquiring SMID Fund through January 28, 2025 in order to reduce operating expenses at a level at or below the operating expenses of the Target Funds;

•

That the Reorganizations are intended to be tax-free for U.S. federal income tax purposes for the Target Funds and the Target Funds Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganizations”);

•	That under the Plan, each Acquiring Fund would assume all of the liabilities of the corresponding Target Fund;

•

That shareholders who do not want to participate in a Reorganization are able to redeem their shares of their Target Fund prior to the closing of a Reorganization without the imposition of any redemption fee;

•

That the proposed service providers for the Acquiring Funds were well established and capable of providing services to the Acquiring Fund at a comparable level to that currently provided by the service providers to the Target Funds;

•	That the Reorganization of each Target Fund is subject to the approval of its shareholders;

•	That JOHCM has an interest in advising the Acquiring Funds and increasing its assets under management;

•

That JOHCM USA, and not the Target Funds or Acquiring Funds, would pay all costs associated with the Reorganizations, other than certain costs specified in the Plan (attached hereto as Appendix A) which are not expected to be incurred; and

•	That the Reorganizations will not result in the dilution of either Target Fund’s Shareholders’ interests.

In light of these factors, and their fiduciary duty under federal and state law, the PMP Trustees approved the Reorganizations. The PMP Trustees also determined that the Plan providing for the Reorganizations should be submitted to the Target Funds’ shareholders for approval. The PMP Board recommends that the shareholders of the Target Funds vote “FOR” the approval of the Plan relating to the Reorganizations of the Target Funds.

The approval of the Reorganization of one Trillium Fund is not contingent upon the approval of the Reorganization of the other Trillium Fund. Therefore, if shareholders of one Trillium Fund do not approve the Reorganization, then that Trillium Fund will not be reorganized into its corresponding new fund and the PMP Board will consider what further actions to take, if any, with respect to that Trillium Fund, which may include the continued solicitation of proxies for the Reorganization, the liquidation of that Trillium Fund or the continuation of that Trillium Fund within the PMP structure.

In addition to the above, the PMP Board considered that JOHCM USA and Trillium, and their parent company Perpetual Limited, believe that the proposed Reorganizations may benefit Target Funds Shareholders by unlocking potential cost savings through lower expense ratios and rationalization of certain operations and compliance functions and ability to negotiate fees with service providers. Additionally, JOHCM USA and Trillium, and their parent company Perpetual Limited, anticipate that the Target Funds will benefit from the established distribution network of JOHCM USA. Since inception of the JOHCM mutual funds in 2009, JOHCM USA has built a US-based distribution team which provides access to various distribution channels. The JOHCM USA distribution team consists of the Intermediary Business Development team, based in Berwyn, PA, and Institutional Business Development team, based in Boston, MA. As described in further detail below, distribution efforts on behalf of the Acquiring Funds will be conducted through JOHCM FD.

THE PROPOSED REORGANIZATIONS

Agreement and Plan of Reorganization

If approved by shareholders of the Target Funds, the Reorganization of the Target Funds into the Acquiring Funds is expected to occur upon the opening of business on October 30, 2023, or such other date as the parties may agree.

The terms and conditions under which each Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that the Target Global Equity Fund will convey to the Acquiring Global Equity Fund all of its assets and liabilities, as defined in the Plan, as of the Closing Date. In consideration, the Acquiring Global Equity Fund will deliver to the Target Global Equity Fund full and fractional Institutional Class shares or Investor Class shares, as applicable, of the Acquiring Global Equity Fund having an aggregate NAV equal to the aggregate value of the net assets of the respective Institutional Class shares or Retail Class shares, as applicable, of the Target Global Equity Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its assets and liabilities, the Target Global Equity Fund will distribute to its shareholders of record the Acquiring Global Equity Fund Institutional Class Shares and Acquiring Global Equity Fund Investor Class Shares received by the Target Global Equity Fund, as applicable, determined as of immediately after the close of business on the last business day before the Closing Date, the Valuation Date, on a pro rata basis within that class. Subsequently, the Target Global Equity Fund will completely liquidate.

The Plan further provides that the Target SMID Fund will convey to the Acquiring SMID Fund all of its assets and liabilities, as defined in the Plan, as of the Closing Date. In consideration, the Acquiring SMID Fund will deliver to the Target SMID Fund full and fractional Institutional Class shares of the Acquiring SMID Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target SMID Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its assets and liabilities, the Target SMID Fund will distribute to its shareholders of record the Acquiring SMID Fund Shares received by the Target SMID Fund, determined as of immediately after the close of business on the last business day before the Closing Date, the Valuation Date, on a pro rata basis within that class. Subsequently, the Target SMID Fund will completely liquidate.

On the Valuation Date, the Target Funds’ assets will be valued pursuant to the Acquiring Trust’s valuation procedures, which are substantially similar to the valuation policies and procedures of the Target Trust. The NAV of each class of the Acquiring Funds Shares will be determined by the administrator of the Acquiring Funds to the nearest full cent using the Acquiring Trust’s valuation procedures.

Until the Valuation Date, Target Funds Shareholders will continue to be able to redeem their shares. Redemption requests received after the Valuation Date will be treated as requests received by Acquiring Funds for the redemption of its shares.

The Plan contains a number of representations and warranties made by the Target Trust to the Acquiring Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the Acquiring Trust to the Target Trust. The Plan contains a number of conditions precedent that must occur before either the Target Trust or the Acquiring Trust is obligated to proceed with a Reorganization. These include, among others, that: (1) the shareholders of the Target Funds approve the Plan; and (2) both the Target Trust and Acquiring Trust receive from Ropes & Gray LLP the tax opinion discussed below under “Certain U.S. Federal Income Tax Consequences of the Reorganizations.”

Under the Plan, the Target Trust and the Acquiring Trust may agree to terminate and abandon the Reorganizations at any time before or after the approval of Target Funds Shareholders, or either the Target Trust or the Acquiring Trust may terminate and abandon the Reorganizations if certain conditions required under the Plan have not been satisfied. In addition, the Reorganizations may be terminated at any time if the Board of either the Target Trust or the Acquiring Trust makes a determination that the Reorganizations would not be in the best interests of the shareholders of the Target Funds or the Acquiring Funds, respectively. If the transactions contemplated by the Plan have not been consummated by the later of November 13, 2023 or 60 days after the date of the final shareholder meeting at which shareholder approval of the Plan is not obtained, or such other date as the parties thereto may mutually agree, the Plan will automatically terminate, unless a later date is agreed to by both the Target Trust and the Acquiring Trust.

Approval of each Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Funds are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Funds, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

If the Reorganizations are approved, Target Funds Shareholders who do not wish to have their Target Funds Shares exchanged for Acquiring Funds Shares as part of the Reorganizations should redeem their shares prior to the consummation of the Reorganizations and you will not be charged a redemption fee for redeeming your shares. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganizations and your shares are subject to a redemption fee or a deferred sales charge or fee, your redemption proceeds will be reduced by any applicable redemption fee, sales charge or fee. You will not have to pay any front-end sales charges, CDSCs or redemption/exchange fees in connection with the Reorganizations.

Description of the Securities to be Issued

Target Funds Shareholders will receive full and fractional Institutional Class shares or Investor Class shares, as applicable, of the corresponding Acquiring Funds in accordance with the procedures provided for in the Plan. The number of Acquiring Funds Shares that a Target Funds Shareholder will receive will be based on the NAV of such Target Funds Shareholder’s account relative to the NAV of the relevant share class of the Target Funds, determined as of the regular close of business of the NYSE on the business day immediately preceding the Closing Date. Because the Plan contemplates that the NAV per share of the Target Funds and the Acquiring Funds will be the same as of the Valuation Date, it is expected that Target Funds Shareholders will receive the same number of shares of the Acquiring Funds as they hold of the corresponding Target Funds. The Acquiring Funds Shares to be issued in connection with the Reorganizations will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. Each share of an Acquiring Fund represents an equal proportionate interest with each other share of the Acquiring Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of the certain U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

The Target Funds has elected and qualified since its inception to be treated as a “regulated investment company” under Subchapter M of the Code and the Acquiring Funds intends to elect and qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.

Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a)(1) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Funds or Target Funds Shareholders as a direct result of a Reorganization. Specifically, it is expected that the Target Funds will recognize no gain or loss upon the acquisition by the Acquiring Funds of the assets and the assumption of the liabilities, if any, of the Target Funds. In addition, when shares held by Target Funds Shareholders are exchanged for Acquiring Funds shares pursuant to a Reorganization, it is expected that Target Funds Shareholders will recognize no gain or loss on the exchange, and that Target Funds Shareholders will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Funds as the shareholder’s tax basis and holding period in its Target Funds Shares immediately before the exchange.

If, as expected, the Reorganizations are tax-free, the tax attributes of the Target Funds, if any, move to the Acquiring Funds, including, as of the date of the Reorganizations, the Target Funds’ cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganizations, Target Funds Shareholders may redeem Target Funds Shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Neither the Target Funds nor the Acquiring Funds have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganizations. Based on certain customary assumptions, factual representations to be made on behalf of the Target Funds and Acquiring Funds, and existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, Ropes & Gray LLP (the Acquiring Trust’s legal counsel) will, as a condition to the closing of the Reorganizations, provide a legal opinion substantially to the effect that, for federal income tax purposes:

i)

each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Funds and Acquiring Funds will be “a party to the Reorganization” within the meaning of Section 368(b) of the Code;

ii)

no gain or loss will be recognized by the Target Funds upon the transfer of all of its assets to the Acquiring Funds in exchange solely for Acquiring Funds Shares and the assumption by the Acquiring Funds of all of the liabilities of the Target Funds;

iii)

no gain or loss will be recognized by the Acquiring Funds upon the receipt of all of the assets of the Target Funds in exchange solely for Acquiring Funds Shares and the assumption by the Acquiring Funds of all of the liabilities of the Target Funds;

iv)	no gain or loss will be recognized by the Target Funds upon the distribution of Acquiring Funds Shares by the Target Funds to its shareholders in complete liquidation;

v)	the tax basis of the assets of the Target Funds received by the Acquiring Funds will be the same as the tax basis of such assets in the hands of the Target Funds immediately prior to the transfer;

vi)

the holding periods of the assets of the Target Funds in the hands of the Acquiring Funds will include the periods during which such assets were held or treated for federal income tax purposes as held by the Target Funds;

vii)

no gain or loss will be recognized by the shareholders of the Target Funds upon the exchange of all of their Target Funds Shares solely for Acquiring Funds Shares (including fractional shares to which they may be entitled);

viii)

the aggregate tax basis of Acquiring Funds Shares received by a shareholder of the Target Funds (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Funds Shares exchanged therefor;

ix)

the holding period of Acquiring Funds Shares received by each shareholder of the Target Funds (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Funds Shares exchanged therefor, provided that the shareholder held the Target Funds Shares as a capital asset on the date of the exchange; and

x)

the Acquiring Funds will succeed to and take into account the items of the Target Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information about the Funds”.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Funds would recognize gain or loss on the transfer of its assets to the Acquiring Funds and each shareholder of the Target Funds that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Funds Shares and the fair market value of the Acquiring Funds Shares it received.

Sales of Portfolio Securities. Although there is not expected to be any rebalancing of the Target Funds’ portfolio in connection with the Reorganizations, the Target Funds may sell portfolio securities in connection with the Reorganizations. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s tax basis in such assets. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any, as of the date of closing of the Reorganizations, of the Target Funds are expected to move to the Acquiring Funds in the Reorganizations and to be available to offset future gains recognized by the Acquiring Funds, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the combined Fund and its shareholders post-closing.

General. This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain U.S. federal income tax consequences.

PRO FORMA CAPITALIZATION

The following table shows the capitalization of the Target Funds as of March 31, 2023, the Acquiring Funds as of March 31, 2023 and the Acquiring Funds on a pro forma combined basis (unaudited) as of March 31, 2023 giving effect to the proposed Reorganizations. The following are examples of the number of shares of each Acquiring Fund that would be exchanged for the shares of the corresponding Target Fund if the Reorganization were consummated on March 31, 2023, and do not reflect the number of shares or value of shares that would actually be received if the Reorganizations occurred on the Closing Date. The Acquiring Funds are shell funds that will commence operations on the Closing Date. The Target Funds will be the accounting survivors for financial statement purposes. The capitalizations of the Target Funds and their share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

	Trillium ESG Global Equity Institutional Shares (Target Funds)		Trillium ESG Global Equity Institutional Shares (Acquiring Funds)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$614,670,339	Net Assets	$0	N/A	$614,670,339
Net Asset Value Per Share	$55.01	Net Asset Value Per Share	$0	N/A	$55.01
Shares Outstanding	11,174,533	Shares Outstanding	0	N/A	11,174,533

	Trillium ESG Global Equity Retail Shares (Target Funds)		Trillium ESG Global Equity Investor Shares (Acquiring Funds)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$239,527,148	Net Assets	$0	N/A	$239,527,148
Net Asset Value Per Share	$55.30	Net Asset Value Per Share	$0	N/A	$55.30
Shares Outstanding	4,331,247	Shares Outstanding	0	N/A	4,331,247

	Trillium ESG Small/Mid Cap Institutional Shares (Target Funds)		Trillium ESG Small/Mid Cap Institutional Shares (Acquiring Funds)	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$41,757,191	Net Assets	$0	N/A	$41,757,191
Net Asset Value Per Share	$14.66	Net Asset Value Per Share	$0	N/A	$14.66
Shares Outstanding	2,847,860	Shares Outstanding	0	N/A	2,847,860

The tables above assume that each Reorganization occurred on March 31, 2023. The tables are for informational purposes only. No assurance can be given as to how the Acquiring Funds Shares will be received by shareholders of the Target Funds on the date that each Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Closing, the Target Funds’ assets will be valued pursuant to the Acquiring Trust’s valuation procedures. In the event that valuation of the Target Funds’ assets using the Acquiring Trust’s valuation procedures would result in a valuation difference or the diminution in value of shares of either the Target Funds or the Acquiring Funds, that Reorganization will not be consummated, unless JOHCM USA elects to contribute such funds, as necessary and appropriate, to resolve any diminution in value of the Target Funds Shares or the Acquiring Funds Shares.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The Target Funds’ Prospectus contains additional information for the Target Funds, including the Target Funds’ financial performance for the past five years under the heading, “Financial Highlights,” which is incorporated by reference herein. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years plus unaudited Financial Highlights for the period ended December 31, 2022. This financial information and the notes thereto have been audited by Tait, Weller & Baker LLP, the independent registered certified public accountant for the Target Funds, whose reports thereon are included in Target Funds’ annual report to shareholders for the fiscal year ended June 30, 2022. Appendix B also contains unaudited financial highlights for the fiscal period ended December 31, 2022.

The Acquiring Funds have not commenced operations and, therefore, do not have financial highlights. Certain sections of the Target Funds’ most recent annual reports are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the PMP Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to shareholders of the Target Funds on or about August 18, 2023. Only shareholders of record as of the close of business on the Record Date, July 21, 2023, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganizations and FOR any other matters deemed appropriate.

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the PMP’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, a shareholder present at the Meeting may withdraw his or her proxy by voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganizations contemplated thereby.

Solicitation of Votes

In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the PMP Trustees and Acquiring Trustees, officers of the Target Trust or the Acquiring Trust, personnel of the Target Funds’ adviser or distributor, and personnel of the Target Funds’ transfer agent, personnel of Trillium and its affiliates, or broker-dealer firms.

AST Fund Solutions, Inc., a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $175,000 to $199,000. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Target Funds shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the Proposals described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus.

The Target Funds will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of Trillium or JOHCM USA or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Quorum and Voting Requirements

The organizational documents of the Target Funds provide that holders of at least 40% of the total number of shares of each of the Target Funds that are entitled to vote constitutes a quorum for the purpose of voting on each Proposal with respect to a Target Fund. Approval of each Proposal requires the affirmative vote of a 1940 Act Majority.

Effect of Abstention and Broker “Non-Votes”

The Target Funds expect that, before the Meeting, broker-dealer firms holding shares of the Target Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. Pursuant to NYSE Rule 452, if the broker-dealer firms do not receive instructions from their customers and beneficial owners, any such shares represented by proxy at the Meeting would be considered “broker non-votes.” Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Any abstentions would have the effect of a negative vote on a proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote shares owned beneficially by their customers on any Proposal, there are unlikely to be any “broker non-votes” at the Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum, and as if they were votes against the relevant Proposal).

Adjournment

In the event that a quorum is not present at the Meeting, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the chairman of the Meeting or persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal(s) to permit, in accordance with applicable law, further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast upon the question. If a quorum is present at the Meeting, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal. They will vote against such adjournment those proxies required to be voted against a Proposal and will not vote any proxies that direct them to abstain from voting on a Proposal.

Other Matters

The PMP Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The PMP Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Dissenters’ Rights

Target Funds Shareholders have no appraisal or dissenters’ rights.

Future Shareholder Proposals

As a general matter, the Target Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Target Trust’s shareholders should send the proposals to Professionally Managed Portfolios, Attention: Secretary, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. If the Reorganization of the Target Funds is approved by its shareholders, there will be no further meetings of shareholders of the Target Funds.

Inclusion of shareholder proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Target Funds’ proxy statement must notify in writing the Target Trust or the relevant Target Funds of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Target Trust at the address set forth above. If a shareholder fails to give notice to the Target Trust or the Target Funds within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the PMP Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.

Record Date and Outstanding Shares

Target Funds

Only shareholders of record of the Target Funds at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

The total number of outstanding shares of the Target Funds as of July 21, 2023, is: [ ].

As of July 21, 2023, the current officers and Trustees of the Target Trust in the aggregate beneficially owned [less than 1%] of the shares of the Target Funds.

As of the Record Date, the persons who owned of record or beneficially 5% or more of the outstanding shares identified of the Target Funds are shown below.

Trillium ESG Global Equity Fund
Shareholder Name, Address	Share Class	% Ownership

Trillium ESG Small/Mid Cap Fund
Shareholder Name, Address	Share Class	% Ownership

Acquiring Funds

The votes of the shareholders of the Acquiring Funds are not being solicited since their approval or consent is not necessary for the Reorganizations to take place.

As of July 21, 2023, the current officers and Trustees of the Acquiring Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Funds.

As of July 21, 2023, no shares of the Acquiring Funds have been offered.

WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS

The Acquiring Funds and the Target Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Target Funds files, and the Acquiring Funds will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

For more information with respect to the Acquiring Funds concerning the following topics, please refer to the following sections of the Acquiring Funds’ Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Management of the Fund” for more information about the management of the Acquiring Funds; (ii) see “Your Account” for more information about the purchase, redemption, exchange and pricing of shares information of the Acquiring Funds; and (iii) see “Dividends and Distributions” and “Taxes” for more information about the Acquiring Funds’ policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquiring Funds. The Acquiring Funds’ Prospectus is enclosed herewith.

For more information with respect to the Target Funds concerning the following topics, please refer to the following sections of the Target Funds’ Prospectus, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance Information” under each “Fund Summary” section for more information about the performance of the Target Funds; (ii) see “Investment Management” for more information about the management of the Target Funds; (iii) see “Investing with the Fund” for more information about the purchase, redemption and pricing of shares information of the Target Funds; (iv) see “Dividends and Distributions” and “Federal Taxes” for more information about the Target Funds’ policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Funds; and (v) see “Financial Highlights” for more information about the Target Funds’ financial performance.

APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of this [ ] day of [ ], 2023, by and between JOHCM Funds Trust (the “JOHCM Trust”), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 53 State Street, 13th Floor Boston, MA, 02109, on behalf of its series identified in Exhibit A (each an “Acquiring Fund” and together the “Acquiring Funds”), and Professionally Managed Portfolios, a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, on behalf of its series identified in Exhibit A (each a “Target Fund” and together the “Target Funds”). Other than the Target Funds and the Acquiring Funds, no other series of either the Target Trust or the JOHCM Trust are subject to this Agreement. JOHCM (USA) Inc, a Delaware corporation, joins this Agreement solely for the purposes of Section 10.

This Agreement shall be treated as if each reorganization between a Target Fund and its corresponding Acquiring Fund contemplated hereby and described in Exhibit A had been the subject of a separate agreement. Accordingly, each reference to a Target Fund or Acquiring Fund in this Agreement is intended to contemplate the reorganization of each Target Fund into its corresponding Acquiring Fund as set forth in Exhibit A.

Target Fund shareholders are to be issued Institutional Class shares or Investor Class shares of beneficial interest, as set forth in Exhibit B, without par value, of the corresponding Acquiring Fund (“Acquiring Fund Shares”) pursuant to the Reorganization (as defined below).

PLAN OF REORGANIZATION

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the JOHCM Trust on behalf of the Acquiring Fund of all of the Assets (as defined in Section 1(a) below) of the Target Fund in exchange for both Acquiring Fund Shares and the assumption by the JOHCM Trust with respect to the Acquiring Fund of all of the Liabilities (as defined in Section 1(a) below) of the Target Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), the termination of the Target Fund all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund is as of the date hereof and will be as of the Closing a shell series, without assets or liabilities, other than as noted in Section 5(k) below, newly created for the purpose of acquiring the Assets and Liabilities (each term as defined in Section 1(a) below) of the Target Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	SALE AND TRANSFER OF ASSETS AND LIABILITIES, AND TERMINATION OF THE TARGET FUND

(a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the JOHCM Trust herein contained, the Target Trust will sell, assign, convey, transfer and deliver to the JOHCM Trust, for the Acquiring Fund, at the Closing, all of the then-existing property, assets and goodwill (“Assets”) of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of

Business”) on the business day immediately preceding the Effective Date of the Reorganization (as such term is defined in Section 3(a) hereof) (the “Valuation Date”), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Target Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Target Fund as liability reserves, subject to Section 10, (2) subject to clause (3), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those Liabilities that would otherwise be discharged at a later date in the ordinary course of business, and (4) to pay such contingent Liabilities as the trustees of the Target Trust shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall have been established on the books of the Target Fund. “Liabilities” shall mean all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent, known or unknown or otherwise which have not been discharged by the Target Trust prior to the Closing (with respect to known liabilities, as reflected in the statement of assets and liabilities to be provided under Section 4(g) and 7(h) of this Agreement). To the extent that any Liabilities of the Target Fund, whether known or unknown, are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume any and all such Liabilities (excluding the expenses borne by JOHCM (USA) Inc pursuant to Section 10 of this Agreement).

(i) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Target Trust herein, the JOHCM Trust agrees that (i) at the Closing, the Acquiring Fund shall assume all Liabilities of the Target Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3(a) hereof) and which have not been discharged by the Target Trust prior to the Closing as provided in Section 1(a) and shall thereafter pay such Liabilities when due; and (ii) at the Closing, the JOHCM Trust shall deliver to the Target Trust the number of full and fractional Acquiring Fund Shares, determined by dividing the net asset value of the Assets to be acquired by the Acquiring Fund, computed pursuant to Section 2(a) below, by the net asset value per share (“NAV”) of the Acquiring Fund as of the Close of Business on the Valuation Date; and provided that, such NAV is the same as the NAV of the Target Fund as of the Close of Business on the Valuation Date. The Acquiring Fund Shares received shall be distributed pro rata to the shareholders of the Target Fund of record as of the Close of Business on the Valuation Date, in complete liquidation of the Target Fund.

(ii) As soon as practicable following the Closing Date, but in no event more than twelve months after the Closing Date, the Target Fund shall be dissolved and its legal existence terminated. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and, if applicable, such later date on which the Target Fund is dissolved.

(b) In order to effect the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof, the Acquiring Fund will establish an open account for each record shareholder of the Target Fund and, on the Effective Date of the Reorganization, will credit to such account the full and fractional shares of beneficial interest, without par value, of the Acquiring Fund Shares received by each such record shareholder as described in Section 1(a). Fractional shares of the Target Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place. Simultaneously with the crediting of Acquiring Fund Shares to the shareholders of record of the Target Fund, the shares of the Target Fund held by such shareholders shall be cancelled.

(c) At the Closing, each shareholder of record of the Target Fund as of the record date with respect to any unpaid dividends and other distributions that were declared prior to the Closing shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such record date.

(d) Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of the Effective Date of the Reorganization shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

2.	VALUATION

(a) The net asset value of the Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date by the administrator of the Acquiring Fund by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Board of Trustees of the JOHCM Trust and described in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(b) The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the Acquiring Fund’s valuation procedures.

(c) The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with Section 1(a)(ii). All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) The Target Trust and the JOHCM Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve at least ten business days before the Valuation Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the JOHCM Trust’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

3.	CLOSING AND VALUATION DATE

(a) The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Target Fund to the JOHCM Trust, for the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund; and (ii) the issuance and delivery of Acquiring Fund Shares in accordance with Section 1(a), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement is considered and approved, the Closing shall occur upon the opening of business on October 30. 2023, or if the conditions precedent to Closing as set forth in Section 9 hereto are not satisfied, no later than November 13, 2023, or such other date as the officers of the parties may mutually agree (“Closing Date”), and shall be effective as of 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date (“Effective Date of the Reorganization”). The Closing shall take place at the principal office of JOHCM (USA) Inc (provided, however, that the parties hereto may elect for the Closing to take place remotely via the electronic exchange of the applicable documents and signatures) at approximately 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date.

(b) Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (i) the NYSE shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or such other exchange or market where the Target Fund’s assets are traded shall be disrupted so that, in the judgment of the JOHCM Trust or Target Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the second business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund is practicable in the judgment of the JOHCM Trust and Target Trust.

(c) The Target Trust shall provide, as of the Closing, for the Assets of the Target Fund to be transferred to the custodian of the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. Portfolio securities of the Target Fund shall be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers and in accordance with applicable law. All cash being delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to the JOHCM Trust. Also, the Target Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief.

(d) The JOHCM Trust shall issue and deliver a certificate or certificates providing evidence satisfactory to the Target Trust in such manner as the Target Trust may reasonably request that Acquiring Fund Shares to be delivered at the Closing have been registered in an open account of the Acquiring Fund on the books of the JOHCM Trust.

(e) Each of the Target Trust and the JOHCM Trust shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets and assumption of Liabilities and liquidation contemplated in this Agreement.

4.	REPRESENTATIONS AND WARRANTIES BY THE TARGET TRUST

The Target Trust represents and warrants the following to the JOHCM Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) The Target Trust is a Massachusetts voluntary association (commonly known as a business trust) created under the laws of the Commonwealth of Massachusetts on February 24, 1987, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The Target Trust, of which the Target Fund is a series of shares of beneficial interest, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Target Fund issued and outstanding have been offered and sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital and in compliance with all applicable registration requirements of state securities laws, including blue sky laws.

(b) The Target Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund. Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable (except as provided in the Target Fund’s registration statement), has full voting rights, and is freely transferable. All Target Fund shares authorized to be issued or issued and outstanding are uncertificated and no Target Fund shareholder holds a certificate or certificates for shares of the Target Fund.

(c) The current prospectus and statement of additional information of the Target Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Target Fund currently is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Funds’ prospectus and statement of additional information. To the best of the Target Trust’s and the Target Fund’s knowledge, the value of the net assets of the Target Fund currently is determined, and since its organization has been determined, using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, each as of such time that the applicable rules, regulations or policies were in effect, or the Target Fund has taken any action necessary to remedy any prior failure to use such valuation methods that comply in all material respects with such laws, rules, regulations or policies. There have been no known miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on the Target Fund’s properties or assets at the time of this Agreement.

(d) The financial statements appearing in the Target Fund’s Annual Report to Shareholders for its most recently completely fiscal year, audited by Tait, Weller & Baker LLP, copies of which have been delivered to the JOHCM Trust, and any subsequent unaudited financial statements of the Target Fund provided to the JOHCM Trust prior to the Closing, fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(e) The Target Fund has no known Liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of the Close of Business on the Valuation Date, those incurred pursuant to this Agreement and those incurred in the ordinary course of the Target Fund’s business, as an investment company, since such date.

(f) The books and records of or relating to the Target Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the JOHCM Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Target Trust and the Target Fund.

(g) The unaudited statement of assets and liabilities of the Target Fund to be furnished by the Target Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1(a) hereof will accurately reflect the net asset value per share of the Target Fund and each of the outstanding shares of beneficial interest of the Target Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis. The Target Fund has no known Liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above.

(h) At the Closing, the Target Trust will, with respect to the Target Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (g) above, free and clear of all liens or encumbrances of any nature whatsoever except liens or encumbrances of which the Acquiring Fund has received written notice and such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business.

(i) The Target Trust has the necessary power and authority to conduct its business and the business of the Target Fund as such businesses are now being conducted.

(j) The Target Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended or restated (the “Target Declaration of Trust”), By-Laws, as amended or restated (the “Target Bylaws”) or any material contract or any other material commitment or obligation with respect to the Target Fund that is listed on Part C of the Target Fund’s current registration statement (collectively, “Target Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(k) The Target Fund, a series of the Target Trust, was duly constituted in accordance with the applicable provisions of the Target Declaration of Trust and the 1940 Act and other applicable law.

(l) The Target Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the Target Trust’s knowledge, threatened against the Target Trust, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of the Target Fund’s business. The Target Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund. The Target Trust does not know of any facts that would reasonably be expected to form the basis for the institution of proceedings that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund.

(m) The Target Trust, on its own behalf and with respect to the Target Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval, with respect to the Target Fund, by the shareholders of the Target Fund. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the Target Trust. This Agreement and all other necessary action on the part of the Target Trust with respect to the Target Fund, executed and delivered by the Target Trust, on its own behalf and with respect to the Target Fund, constitute legal, valid and binding obligations of the Target Trust with respect to the Target Fund, enforceable against it in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(n) Neither the Target Trust nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o) Neither the Target Trust nor the Target Fund has any unamortized or unpaid organizational fees or expenses.

(p) The Target Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund (i) is a “fund” as defined in Section 851(g)(2) of the Code, (ii) has qualified and has been eligible for treatment as a RIC for each taxable year since its inception ending before the Closing and will maintain such qualification at all times through the Closing, and for each such taxable year (or portion thereof) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and has not had any earnings or profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. The consummation of the transaction contemplated by this Agreement will not cause the Target Fund to fail to be qualified as a RIC as of the Closing. The Target Fund has not changed its taxable year end since its inception and it does not intend to change its taxable year end prior to the Closing.

(q) The Target Trust has duly and timely filed, with respect to the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing. All such returns and reports are true, correct and complete in all material respects as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. With respect to the Target Fund, the Target Trust has paid or, if not yet due, made provision and properly accounted for all Taxes (as defined below) due or shown to be due on such returns and reports or on any assessments received by the Target Fund. The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent, known or unknown or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by the Target Trust with respect to the Target Fund, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund. No taxing authority in a jurisdiction where the Target Fund does not file a Tax return or report has notified the Target Fund in writing that the Target Fund is or may be subject to taxation in that jurisdiction. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of the Target Fund.

(r) The Target Fund does not own any “converted property” (as that term is defined in Section 1.337(d)-7(a)(2)(vii) of the regulations issued by the United States Treasury (“Treasury Regulations”)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations thereunder.

(s) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all Taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(t) The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or tax return.

(u) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (n) through (t) of this Section 4.

(v) All information provided or identified in writing by the Target Trust to the JOHCM Trust in response to formal due diligence requests relating to the Target Trust and the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the Target Trust and the Target Fund as of the date hereof.

(w) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as disclosed in writing to the JOHCM Trust. For the purposes of this subparagraph, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

5.	REPRESENTATIONS AND WARRANTIES BY THE JOHCM TRUST

The JOHCM Trust represents and warrants the following to the Target Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) The JOHCM Trust is a Massachusetts voluntary association (commonly known as a business trust) created under the laws of the Commonwealth of Massachusetts on October 27, 2020, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The JOHCM Trust, of which the Acquiring Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing. The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets (other than a de minimis amount of assets to facilitate the transaction(s) described in this Agreement) or liabilities and will have no issued or outstanding shares other than as described in this Agreement. The JOHCM Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(b) The JOHCM Trust is authorized to issue an unlimited number of Acquiring Fund Shares without par value. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

(c) At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

(d) The JOHCM Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund.

(e) The JOHCM Trust is not a party to or obligated under any provision of its Amended and Restated Declaration of Trust, dated December 4, 2020, as amended (the “JOHCM Declaration of Trust”), By-Laws, dated December 4, 2020, as amended or restated (the “JOHCM Bylaws”), or any material contract or any other material commitment or obligation with respect to the Acquiring Fund that is listed on Part C of the Acquiring Fund’s current registration statement (collectively, “JOHCM Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f) The JOHCM Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the JOHCM Trust’s knowledge, threatened against the JOHCM Trust, with respect to the Acquiring Fund, or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The JOHCM Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affects the Acquiring Fund’s business or the JOHCM Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund. The JOHCM Trust does not know of any facts which might form the basis for the institution of proceedings that would materially and adversely affect the Acquiring Fund’s business or the JOHCM Trust’s ability to consummate the transactions herein contemplated with respect to the Acquiring Fund.

(g) The JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the JOHCM Trust. This Agreement and all other necessary action on the part of the JOHCM Trust and the Acquiring Fund, executed and delivered by the JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, constitute legal, valid and binding obligations enforceable against the JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(h) Neither the JOHCM Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) The books and records of or relating to the Acquiring Fund (if any), (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the Target Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the JOHCM Trust and the Acquiring Fund.

(j) The Acquiring Fund, a series of the JOHCM Trust, was duly constituted in accordance with the applicable provisions of the JOHCM Declaration of Trust and the 1940 Act and other applicable law.

(k) The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will have no tax attributes (including those specified in Section 381(c) of the Code), (iii) will not have held any property (other than a de minimis amount of assets to facilitate the transaction(s) described in the Agreement) and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Target Fund immediately prior to the Reorganization; provided, however, that at the time of or before the Reorganization, the Acquiring Fund may hold a de minimis amount of assets to facilitate its organization, and (iv) will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund. Immediately following the liquidation of the Target Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Target Fund shares.

(l) The Acquiring Fund will elect to be treated and intends to qualify as a RIC for federal income tax purposes under Part I of Subchapter M of the Code for its taxable year that includes the Closing, and intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for such taxable year, and to qualify and be eligible for treatment as a RIC for each subsequent taxable year; the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code; and the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing.

(m) As of the Closing Date, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n) The JOHCM Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the time of Closing, such policies and procedures have been appropriately tailored to address the business of the Acquiring Fund.

(o) The current prospectus and statement of additional information filed as part of the JOHCM Trust’s registration statement on Form N-1A, which will become effective prior to the Effective Date of the Reorganization, insofar as they relate to the Acquiring Fund and the Acquiring Fund Shares (the “JOHCM Trust Registration Statement”), conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the JOHCM Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p) All information provided or identified in writing by the JOHCM Trust to the Target Trust in response to formal due diligence requests and requests for board meeting materials relating to the JOHCM Trust and the Acquiring Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to the JOHCM Trust and the Acquiring Fund as of the date hereof.

(q) The Acquiring Fund does not have any unamortized or unpaid organizational fees, within the meaning of US GAAP, or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

6.	REPRESENTATIONS AND WARRANTIES BY THE TARGET TRUST AND THE JOHCM TRUST

The Target Trust, on behalf of the Target Fund, and the JOHCM Trust, on behalf of the Acquiring Fund, each represents and warrants to the other the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) All information provided to the Target Trust by the JOHCM Trust, insofar as it relates to the JOHCM Trust and the Acquiring Fund, and by the Target Trust to the JOHCM Trust, insofar as it relates to the Target Trust and the Target Fund, for inclusion in, or transmittal with, the registration statement on Form N-14 (the “Registration Statement”), which includes a proxy statement/prospectus (the “Proxy Statement/Prospectus”), with respect to this Agreement pursuant to which approval of the Reorganization by vote of the Target Fund’s shareholders will be sought, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Target Fund and at the Effective Date of the Reorganization, (i) complies and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder, and (ii) does not and will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Closing Date, a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(b) Except in the case of the Target Trust with respect to the approval of this Agreement and the Reorganization by vote of the Target Fund’s shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), state securities laws or Massachusetts business trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	COVENANTS OF THE TARGET TRUST

(a) The Target Trust covenants to operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and such selling and purchasing of securities and other changes as are contemplated by the Target Fund’s normal operations.

(b) Target Fund will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable law and the Target Declaration of Trust and Target Bylaws, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Declaration of Trust, Target Bylaws and applicable law, and as set forth in the Proxy Statement/Prospectus, in order to permit further solicitation of proxies.

(c) The Target Trust undertakes that the Target Trust and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Target Fund’s shareholders.

(d) The Target Trust covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing, shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes, provided, however, if any of the income tax returns (e.g., Form 1120-RIC) required to be filed by the Target Fund for its most recent taxable year ended prior to the Closing have not been filed by the Closing, the Target Trust shall prepare and timely file with the relevant taxing authorities all such returns and the Target Trust shall make available to the JOHCM Trust drafts of such returns at least one week prior to filing such returns.

(e) The Target Trust will at, or as promptly as practicable following the Closing, provide the JOHCM Trust with:

(i) A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a)) of the Treasury Regulations) required by law to be filed by the Acquiring Fund after the Closing, including for the avoidance of doubt information related to the respective adjusted tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund;

(ii) A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation,

(a) the name, address and taxpayer identification number of each shareholder of record,

(b) the number of shares held by each shareholder of record,

(c) the dividend reinvestment elections applicable to each shareholder of record,

(d) the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder of record, and

(e) such information as the JOHCM Trust may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing, in the case of each of (a)-(e), for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and

(iii) Copies of all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(f) As promptly as practicable, but in any case within sixty (60) calendar days after the date of Closing, the Target Trust shall furnish the JOHCM Trust a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes that will be carried over by the Target Fund pursuant to Section 381 of the Code.

(g) The Target Trust shall supply to the JOHCM Trust, at the Closing, the unaudited statement of the assets and liabilities described in Section 4(g) of this Agreement in conformity with the requirements described in such Section. In addition, the Target Trust shall supply a schedule of portfolio investments as of the Valuation Date. The schedule of portfolio investments will present fairly the portfolio investments of the Target Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis. The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of the Target Trust, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders the Acquiring Fund Shares received at the Closing, as set forth in Section 1(a) hereof.

(i) The Target Trust agrees that the acquisition of all Assets and Liabilities of the Target Fund by the JOHCM Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the JOHCM Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(j) Within a reasonable time following the Reorganization, the Target Trust shall cause the liquidation and termination of the Target Fund to be effected in the manner provided in the Target Declaration of Trust in accordance with applicable law and that on or after the Effective Date of the Reorganization, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

(k) It is the intention of the parties to the Reorganization that such Reorganization will qualify as a “reorganization” described in Section 368(a)(1) of the Code. Neither the Target Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1) of the Code.

8.	COVENANTS OF THE JOHCM TRUST

(a) The JOHCM Trust covenants that the Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of Section 1(a) hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b) The JOHCM Trust covenants to establish and organize the Acquiring Fund as a series of the JOHCM Trust but that the Acquiring Fund will not carry on any business activities between the date hereof and the Effective Date of the Reorganization (other than such activities as are customary to the organization and registration of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing).

(c) The JOHCM Trust will prepare and file with the Commission the Registration Statement, which includes the Proxy Statement/Prospectus, in a form that satisfactory to the parties, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable; provided, however, that the JOHCM Trust will not file the Registration Statement prior to providing a copy of the Registration Statement to the Target Trust in substantially the same form that such Registration Statement will be filed with the Commission.

(d) The JOHCM Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(e) Upon effectiveness of the Registration Statement, the JOHCM Trust shall, with the assistance of the investment adviser to the Target Fund, cause to be mailed to each shareholder of record of the Target Fund, the Proxy Statement/Prospectus.

(f) It is the intention of the parties to the Reorganization that the Reorganization will qualify as a “reorganization” described in Section 368(a)(1) of the Code. Neither the JOHCM Trust nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1) of the Code.

9.	CONDITIONS PRECEDENT TO BE FULFILLED BY THE TARGET TRUST AND THE JOHCM TRUST

The respective obligations of the Target Trust, with respect to the Target Fund, and the JOHCM Trust, with respect to the Acquiring Fund, to effectuate this Agreement and the Reorganization of the Target Fund into the Acquiring Fund as contemplated hereunder, shall be subject to the following conditions:

(a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all respects material to the Target Fund or the Acquiring Fund as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations in respect of the Target Fund the Acquiring Fund required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party, in form and substance satisfactory to such party, a certificate to the foregoing effect signed by the President or Vice President and by the Secretary or equivalent officer of the party.

(b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement in respect of the Target Fund and the Acquiring Fund adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization of the Target Fund and the Acquiring Fund contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit such Reorganization.

(d) That this Agreement, the Reorganization of the Target Fund and the Acquiring Fund and the transactions contemplated hereby for the Target Fund shall have been approved by the appropriate action of the shareholders of the Target Fund at an annual or special meeting or any adjournment or postponement thereof.

(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby in respect of the Target Fund and the Acquiring Fund shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Target Fund and/or the Acquiring Fund.

(f) That prior to or at the Closing, the Target Trust and the JOHCM Trust shall each receive an opinion from Ropes & Gray LLP (“Ropes & Gray”) satisfactory to both parties substantially to the effect that, provided the transaction contemplated hereby is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts, the terms of this Agreement and in accordance with customary representations provided by the JOHCM Trust and the Target Trust in certificates delivered to Ropes & Gray, as to the Acquiring Fund and the Target Fund:

(i) The Reorganization, as provided for in this Agreement, will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) Pursuant to Section 361(a) and Section 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

(iii) Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

(iv) Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to this Agreement;

(v) Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer;

(vi) Pursuant to Section 1223(2) of the Code, the holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held or treated for federal income tax purposes as held by the Target Fund;

(vii) Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled).

(viii) Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund shares exchanged therefor;

(ix) Pursuant to Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) pursuant to this Agreement will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

(x) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The opinion will be based on the Agreement, certain factual certifications made by officers of the Target Trust and the Acquiring Trust, and such other items as deemed necessary to render the opinion and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

(g) That each of the Registration Statement and the JOHCM Trust Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with Section 1(a) hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or JOHCM Trust Registration Statement with respect to the Acquiring Fund Shares or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered in accordance with Section 1(a) hereof shall be eligible for sale by the JOHCM Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Shares lawfully to be delivered to the shareholders of the Target Fund.

(i) That the JOHCM Trust and the Acquiring Fund shall have received in form reasonably satisfactory to the JOHCM Trust and the Acquiring Fund at the Closing an opinion of Sullivan & Worcester, LLP (“Target Trust Counsel”), counsel to the Target Trust (which opinion will be subject to certain qualifications reasonably satisfactory to the JOHCM Trust and the Acquiring Fund) substantially to the effect that, as to the Acquiring Fund and the Target Fund:

(i) The Target Trust is validly existing and in good standing as an unincorporated voluntary association under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Target Trust’s Certificate of Trust, Target Declaration of Trust and Target Bylaws;

(ii) This Agreement has been duly authorized, executed, and delivered by the Target Trust, with respect to the Target Fund, and, assuming due authorization, execution and delivery of this Agreement by the JOHCM Trust, with respect to the Acquiring Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the Target Trust, with respect to the Target Fund, enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The execution and delivery of this Agreement did not, and the consummation of the Reorganization in respect of the Target Fund into the Acquiring Fund as contemplated hereby will not, violate the Target Trust’s Certificate of Trust, the Target Declaration of Trust, the Target Bylaws, or any provision of any Target Material Agreement known to such counsel to which the Target Trust or the Target Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the Target Trust’s Certificate of Trust, the Target Declaration of Trust, the Target Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all Target Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the Target Trust whose responsibility it is to advise the Target Trust and the Target Fund with respect to such matters.

(iv) To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any governmental or regulatory body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts law.

(v) The Target Trust has duly registered all outstanding shares of the Target Fund under the 1933 Act, and such registration is in full force and effect; and

(vi) The outstanding shares of the Target Fund have been duly authorized and are validly issued, fully paid and, subject to the Target Declaration of Trust, non-assessable beneficial interests in the Target Trust.

In providing the opinion set forth in this Section 9(i), Target Trust Counsel (i) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the JOHCM Trust, (ii) may rely upon the representations made in this Agreement, and (iii) may rely upon officers’ certificates and certificates of public officials. As used in paragraph 9(i), the term “good standing” means (i) having filed a copy of the Target Trust’s declaration of trust pursuant to Chapter 182 of the General Laws of the Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Target Trust’s declaration of trust and to transact business in the Commonwealth of Massachusetts.

(j) That the Target Trust and the Target Fund shall have received an opinion of Ropes & Gray at the Closing, in form satisfactory to the Target Trust and the Target Fund (which opinion will be subject to certain qualifications satisfactory to the Target Trust and the Target Fund), to the effect that:

(i) The JOHCM Trust is validly existing and in good standing as an unincorporated voluntary association under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the JOHCM Trust’s Certificate of Trust, JOHCM Declaration of Trust and JOHCM Bylaws;

(ii) This Agreement has been duly authorized, executed, and delivered by the JOHCM Trust, with respect to the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Target Trust, with respect to the Target Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the JOHCM Trust, with respect to the Acquiring Fund, enforceable against the JOHCM Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) Acquiring Fund Shares to be delivered to the Target Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

(iv) The execution and delivery of this Agreement did not, and the consummation of the Reorganization in respect of the Target Fund into the Acquiring Fund as contemplated hereby will not, violate the JOHCM Trust’s Certificate of Trust, the JOHCM Declaration of Trust, the JOHCM Bylaws, or any provision of any JOHCM Material Agreement known to such counsel to which the JOHCM Trust or the Acquiring Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the JOHCM Trust’s Certificate of Trust, the JOHCM Declaration of Trust, the JOHCM Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all JOHCM Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the JOHCM Trust whose responsibility it is to advise the JOHCM Trust and the Acquiring Fund with respect to such matters.

(v) To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any governmental or regulatory body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts law.

IN CONNECTION WITH THE FOREGOING, IT IS UNDERSTOOD THAT ROPES & GRAY MAY REASONABLY RELY UPON THE REPRESENTATIONS MADE IN THIS AGREEMENT AS WELL AS CERTIFICATES OF OFFICERS OF THE JOHCM TRUST.

(k) The Target Fund shall have delivered to the Acquiring Fund (a) information concerning the tax basis and holding period of the Target Fund in all securities transferred to Acquiring Fund; (b) the Target Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; and (d) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Effective Date of the Reorganization.

(l) The JOHCM Trust, on behalf of the Acquiring Fund, has obtained the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

10.	FEES AND EXPENSES; OTHER AGREEMENTS AND REPRESENTATIONS

(a) The JOHCM Trust represents and warrants to the Target Trust and the Target Trust represents and warrants to the JOHCM Trust, that, other than with respect to brokerage commissions payable in connection with the sale and repurchase of securities in non-U.S. markets that do not permit free of payment transfers, no brokers or finders or other entities are entitled to receive any payments in connection with the transactions described in this Agreement.

(b) Neither the JOHCM Trust nor the Target Trust shall be responsible for the expenses of entering into and carrying out the provisions of this Agreement and the Reorganization, except that the Target Fund may bear the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the JOHCM Trust. Other than such costs, the expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, including, but not limited to taxes in connection with the delivery of the Assets other than those described in Sections 10(b)(ii)-(iii), including all applicable Federal and state taxes, the preparation and filing of the Registration Statement, registration of the Acquiring Fund Shares, delivery of and solicitation of approval of Target Fund shareholders to the Reorganization pursuant to the Registration Statement, special Board meetings relating to the Reorganization, any printing and mailing fees, fees of accountants and attorneys (including the Target Fund’s legal fees) and the costs of holding the Target Fund’s shareholder meeting and soliciting proxies, shall be borne by JOHCM (USA) Inc.

(c) JOHCM (USA) Inc has full power and authority to enter into and perform its obligations under Section 10 of this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the stockholders, directors, and/or other bodies necessary to authorize JOHCM (USA) Inc to take such actions. This Agreement and all other necessary action on the part of JOHCM (USA) Inc, executed and delivered by JOHCM (USA) Inc, constitute legal, valid and binding obligations enforceable against JOHCM (USA) Inc in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d) All information provided or identified in writing by JOHCM (USA) Inc to the Target Trust in response to formal due diligence requests and requests for board meeting materials relating to JOHCM (USA) Inc, the JOHCM Trust and the Acquiring Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to JOHCM (USA) Inc, JOHCM Trust and the Acquiring Fund as of the date hereof.

11.	TERMINATION; WAIVER; ORDER

(a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated with respect to the Target Fund or the Acquiring Fund and the Reorganization involving such Fund abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund) prior to the Closing as follows:

(i) by mutual consent of the Target Trust and the JOHCM Trust;

(ii) by the JOHCM Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the JOHCM Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the JOHCM Trust set forth in Section 9 will not or cannot be met as of the Closing; or

(iii) by the Target Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Target Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the Target Trust set forth in Section 9 will not or cannot be met as of the Closing.

(b) In addition, either of the Target Trust or the JOHCM Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(i) With respect to a termination by the Target Trust, of a material breach by the JOHCM Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the JOHCM Trust, of a material breach by the Target Trust or Target Fund of any representation, warranty, covenant or agreement herein to be performed by the Target Trust or the Target Fund at or prior to the Closing Date;

(ii) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(iii) The Board of Trustees of the JOHCM Trust or the Board of Trustees of the Target Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with the transactions contemplated herein not in the best interests of the Acquiring Fund’s shareholders or the Target Fund’s shareholders, respectively.

(c) If the transactions contemplated by this Agreement with respect to the Target Fund have not been consummated by the later of November 13, 2023 or 60 days after the date of the final shareholder meeting at which approval of this Agreement is voted upon by the shareholders of the Target Fund for which such shareholders have not voted upon this Agreement, this Agreement shall automatically terminate on such later date, with respect to the Target Fund, unless a later date is agreed to by both the Target Trust and the JOHCM Trust.

(d) In the event of termination of this Agreement pursuant to the provisions hereof with respect to the Target Fund or Acquiring Fund, the same shall become void and have no further effect with respect to the Target Fund or Acquiring Fund, and there shall not be any liability under this Agreement on the part of either the Target Trust or the JOHCM Trust or persons who are their trustees, officers, agents or shareholders in respect of such Fund.

(e) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Target Trust or the JOHCM Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the shareholder approval requirement with respect to the Reorganization or the tax opinion required by Section 9(f).

(f) The respective representations, warranties and covenants contained in Sections 4-8 hereof, other than those set forth in Sections 7(h) and 7(i), shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Target Trust nor the JOHCM Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing, provided that this section shall not limit any covenant contained herein that by its terms contemplates performance after Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Target Trust or the JOHCM Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(g) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Target Trust or the Board of Trustees of the JOHCM Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

(h) In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 10(b), 11(d), 11(g), and 17 shall survive any termination of this Agreement.

12.	LIABILITY OF THE JOHCM TRUST AND THE TARGET TRUST

(a) Each party acknowledges and agrees that all obligations of the JOHCM Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the JOHCM Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the JOHCM Trust or the JOHCM Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Target Trust nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the JOHCM Trust, the trustees, officers, employees or agents of the JOHCM Trust, or any of them.

(b) Each party acknowledges and agrees that all obligations of the Target Trust under this Agreement are binding only with respect to the Target Fund; that any liability of the Target Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund; that no other series of the Target Trust or the Target Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the JOHCM Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Target Trust, the trustees, officers, employees or agents of the Target Trust, or any of them.

13.	COOPERATION AND EXCHANGE OF INFORMATION

(a) The JOHCM Trust and the Target Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in: filing any Tax returns, amended return or claim for refund; determining a liability for Taxes or a right to a refund of Taxes; requesting a closing agreement or similar relief from a Taxing authority; participating in or conducting any audit or other proceeding in respect of Taxes; in determining the financial reporting of any Tax position; or declaring and paying any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of the Target Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of the Target Fund or Acquiring Fund ending on or before or that includes the Closing Date of an amount or amounts sufficient for the Target Fund or the Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2023. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

(b) Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund including, without limitation, responsibility for (i) preparing and filing tax returns of the Target Fund relating to tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority that is the responsibility of the Target Fund under applicable law, except as otherwise is mutually agreed by the parties.

(c) The Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the Target Trust to the JOHCM Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the JOHCM Trust on Forms N-CEN, N-PORT and N-CSR for the periods ending on or before June 30, 2023, which Forms will include information relating to the Target Fund, was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms with respect to the Target Fund’s operations prior to the Closing, and that there have been no changes in the Target Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since June 30, 2022 that have materially affected, or are reasonably likely to materially affect, the Target Trust’s internal control over financial reporting during the relevant periods.

14.	ENTIRE AGREEMENT AND AMENDMENTS

This Agreement embodies the entire agreement between the Target Trust, on behalf of the Target Fund, and the JOHCM Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between such parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other parties.

15.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.	NOTICES

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the Target Trust:

777 East Wisconsin Avenue

Milwaukee, WI 53202

To the JOHCM Trust:

53 State Street, 13th Floor

Boston, Massachusetts 02109

To JOHCM (USA) Inc

53 State Street, 13th Floor

Boston, Massachusetts 02109

17.	GOVERNING LAW

This Agreement shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

18.	EFFECT OF FACSIMILE OR ELECTRONIC SIGNATURE

A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19.	PUBLICITY

Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20.	CONFIDENTIALITY

(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, when necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the parties agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21.	HEADINGS

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Target Trust, JOHCM Trust and JOHCM (USA) Inc have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Professionally Managed Portfolios, on behalf of the Target Funds

By:
Name:
Title:

JOHCM Funds Trust, on behalf of the Acquiring Funds

By:
Name:	David Lebisky
Title:	Chief Compliance Officer

JOHCM (USA) Inc

Solely with respect to Section 10 of the Agreement

By:
Name:	Jonathan Weitz
Title:	Chief Operating Officer

[Signature Page to Agreement and Plan of Reorganization]

Exhibit A

Target Fund	Acquiring Fund

Trillium ESG Global Equity Fund	Trillium ESG Global Equity Fund

Trillium ESG Small/Mid Cap Fund	Trillium ESG Small/Mid Cap Fund

Exhibit B

Shareholder Class Reorganizations

Target Global Equity Fund Share Class	Acquiring Global Equity Fund Class

Institutional Class →	Institutional Class

Retail Class →	Investor Class

Target Small/Mid Cap Fund Share Class	Acquiring Small/Mid Cap Fund Class

Institutional Class →	Institutional Class

APPENDIX B – TARGET FUNDS FINANCIAL HIGHLIGHTS

Audited Target Funds Financial Highlights for the past five

years, plus unaudited Financial Highlights for the fiscal period ended December 31, 2022

The table that follows presents performance information about the Target Funds. The information is intended to help you understand the Target Funds’ financial performance for the fiscal periods indicated. Some of this information reflects financial information for a single Target Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Funds, assuming reinvestment of all dividends and distributions. The information provided below (other than the information identified below as “unaudited”) has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling (866) 209-1962.

FINANCIAL HIGHLIGHTS

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Retail Class

	Period Ended December 31, 2022 (Unaudited)	Year Ended June 30,
		2022	2021	2020	2019	2018
Net asset value, beginning of period/year	$52.71	$65.97	$45.99	$44.81	$43.21	$39.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02	0.20	0.06	0.10	0.23	0.30
Net realized and unrealized gain (loss) on investments	0.85	(11.64)	21.00	2.19	3.09	4.52

Total from investment operations	0.87	(11.44)	21.06	2.29	3.32	4.82

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.22)	(0.03)	(0.07)	(0.24)	(0.25)	(0.17)
Distributions from net realized gain	(2.33)	(1.79)	(1.01)	(0.87)	(1.47)	(0.88)

Total distributions	(2.55)	(1.82)	(1.08)	(1.11)	(1.72)	(1.05)

Net asset value, end of period/year	$51.03	$52.71	$65.97	$45.99	$44.81	$43.21

Total return	1.64%	(17.94%)	46.14%	5.02%	8.52%	12.28%
SUPPLEMENTAL DATA:
Net assets, end of period/year (000’s omitted)	$224.1	$232.5	$297.8	$217.8	$239.3	$242.4
Portfolio turnover rate	5%	7%	10%	11%	16%	12%
SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	1.31%	1.30%	1.30%	1.30%	1.33%	1.34%
Ratio of net investment income to average net assets	0.08%	0.30%	0.11%	0.22%	0.55%	0.70%

[1]	Calculated using the average shares outstanding method.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Period Ended December 31, 2022	Year Ended June 30,
	(Unaudited)	2022	2021	2020	2019	2018
Net asset value,beginning of period/year	$52.50	$65.70	$45.80	$44.61	$43.05	$39.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.41	0.23	0.22	0.37	0.43
Net realized and unrealized gain (loss) on investments	0.84	(11.61)	20.89	2.20	3.03	4.50

Total from investment operations	0.94	(11.20)	21.12	2.42	3.40	4.93

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.39)	(0.21)	(0.21)	(0.36)	(0.37)	(0.34)
Distributions from net realized gain	(2.33)	(1.79)	(1.01)	(0.87)	(1.47)	(0.88)

Total distributions	(2.72)	(2.00)	(1.22)	(1.23)	(1.84)	(1.22)

Net asset value, end of period/year	$50.72	$52.50	$65.70	$45.80	$44.61	$43.05

Total return	1.80%	(17.16%)	46.52%	5.34%	8.81%	12.59%
SUPPLEMENTAL DATA:
Net assets, end of period/year (000’s omitted)	$554.5	$608.1	$622.1	$360.6	$319.9	$261.9
Portfolio turnover rate	5%	7%	10%	11%	16%	12%
SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	1.03%	1.01%	1.02%	1.03%	1.05%	1.07%
Ratio of net investment income (loss) to average net assets	0.36%	0.65%	0.40%	0.49%	0.87%	1.00%

[1]	Calculated using the average shares outstanding method.

Trillium ESG Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Period Ended December 31, 2022	Year Ended June 30,
	(Unaudited)	2022	2021	2020	2019	2018
Net asset value,beginning of period/year	$13.73	$16.96	$11.01	$12.36	$12.97	$11.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01	(0.02)	(0.02)	0.04	0.05	0.00 [2]
Net realized and unrealized gain (loss) on investments	0.65	(2.82)	5.99	(0.90)	(0.13)	1.73

Total from investment operations	0.66	(2.84)	5.97	(0.86)	(0.08)	1.73

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.01)	—	(0.02)	(0.05)	(0.02)	—
Distributions from net realized gain	(0.41)	(0.39)	—	(0.45)	(0.51)	(0.22)

Total distributions	(0.42)	(0.39)	(0.02)	(0.50)	(0.53)	(0.22)

Proceeds from redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net asset value, end of period/year	$13.97	$13.73	$16.96	$11.01	$12.36	$12.97

Total return	4.81%	(17.16%)	54.23%	(7.34%)	0.32%	15.14%
SUPPLEMENTAL DATA:
Net assets, end of period/year (000’s omitted)	$39.6	$33.2	$31.7	$14.0	$19.9	$17.0
Portfolio turnover rate	13%	21%	20%	35%	27%	19%
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived/recouped and expenses absorbed	1.42%	1.36%	1.77%	1.93%	1.85%	2.19%
After fees waived/recouped and expenses absorbed	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped and expenses absorbed	(0.31%)	(0.50%)	(0.94%)	(0.61%)	(0.47%)	(1.21%)
After fees waived/recouped and expenses absorbed	0.13%	(0.12%)	(0.15%)	0.34%	0.40%	0.00%[3]

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Does not round to 0.01% or (0.01)%, as applicable.

STATEMENT OF ADDITIONAL INFORMATION

[August 15], 2023

Trillium ESG Global Equity Fund

Trillium ESG Small/Mid Cap Fund

(each a series of Professionally Managed Portfolios)

(the “Target Funds”)

AND

Trillium ESG Global Equity Fund

Trillium ESG Small/Mid Cap Fund

(each a series of JOHCM Funds Trust)

(the “Acquiring Funds”)

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:

Institutional Class shares of Trillium ESG Global Equity Fund, a series of Professionally Managed Portfolios	Institutional Class shares of Trillium ESG Global Equity Fund, a series of JOHCM Funds Trust

Retail Class shares of Trillium ESG Global Equity Fund, a series of Professionally Managed Portfolios	Investor Class shares of Trillium ESG Global Equity Fund, a series of JOHCM Funds Trust

Institutional Class shares of Trillium ESG Small/Mid Cap Fund, a series of Professionally Managed Portfolios	Institutional Class shares of Trillium ESG Small/Mid Cap Fund, a series of JOHCM Funds Trust

This Statement of Additional Information (the “SAI”) relates to the Proxy Statement/Prospectus dated [August 15, 2023] (the “Proxy Statement/Prospectus”) and Agreement and Plan of Reorganization, which is attached to the Proxy Statement/Prospectus (the “Plan”), with respect to the following proposed reorganizations of the Target Funds with and into their respective Acquiring Funds: (i) the acquisition by JOHCM Funds Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of the Trillium ESG Global Equity Fund (the “Acquiring Global Equity Fund”), of all of the Institutional Class shares of Trillium ESG Global Equity Fund (the “Target Global Equity Fund”), in exchange for Institutional Class shares of the Acquiring Global Equity Fund and all of the Retail Class shares of the Target Global Equity Fund in exchange for Investor Class shares of the Acquiring Global Equity Fund, and the assumption by the Acquiring Trust, on behalf of the Acquiring Global Equity Fund, of the liabilities of the Target Global Equity Fund, and (ii) the acquisition by the Acquiring Trust, on behalf of the Trillium ESG Small/Mid Cap Fund (the “Acquiring SMID Fund” and together with the Acquiring Global Equity Fund, the “Acquiring Funds”), of all of the Institutional Class shares of Trillium ESG Small/Mid Cap Fund (the “Target SMID Fund” and together with the Target Global Equity Fund, the “Target Funds”), in exchange for Institutional Class shares of the Acquiring SMID Fund, and the assumption by the Acquiring Trust, on behalf of the Acquiring SMID Fund, of the liabilities of the Target SMID Fund.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

1.

The SAI of the Target Trust on behalf of the Target Funds, dated October 31, 2022, as supplemented and amended to date (File No. 033-12213; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000894189-22-007889);

2.

The report of the Independent Registered Public Accounting Firm and the audited financial statements, including the financial highlights, appearing in the Target Funds’ annual report to shareholders for the period ended June 30, 2022 (File No. 811-05037; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000898531-22-000360);

3.

The Semi-Annual Report to Shareholders of the Target Funds for the period from July 1, 2022 to December 31, 2022 (File No. 811-05037; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0000898531-23-000158); and

4.

The SAI of the Acquiring Trust on behalf of the Acquiring Fund dated August 14, 2023, as supplemented and amended (File No. 811-23615; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. [    ]).

This SAI is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement. The SAI and Prospectus/Proxy Statement may be obtained at no charge by calling 866-260-9549 or 312-557-5913 or by writing to JOHCM Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Funds and Target Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganization, are included in “COMPARISON OF THE TARGET FUNDS AND THE ACQUIRING FUNDS—Comparison of Fee Tables and Expense Examples” in the Proxy Statement/Prospectus. Under the Agreement and Plan of Reorganization, the Target Global Equity Fund and the Target SMID Fund are proposed to be reorganized into the Acquiring Global Equity Fund and the Acquiring SMID Fund, respectively. The Reorganization will not result in any material changes in the Target Funds’ investment portfolios because the Target Funds and their corresponding Acquiring Funds have the same investment objectives and substantially similar investment strategies and policies as described in the Proxy Statement/Prospectus. As a result, schedules of investments of the Acquiring Funds modified to show the effects of such changes are not required and are not included.

There are no material differences in accounting policies of the Target Funds as compared to those of the Acquiring Funds.

JOHCM USA, the investment adviser to the Acquiring Funds, and not the Target Funds or Acquiring Funds, will pay all costs associated with the reorganizations, other than certain costs specified in the Plan which are not expected to be incurred.

PART C

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), which is incorporated by reference herein. In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Registrant also agreed to contractually indemnify each trustee. The agreement between the Registrant and each trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Declaration of Trust and Amended and Restated Bylaws (the “Bylaws”) and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that the Registrant shall indemnify and hold harmless a trustee against any and all expenses actually and reasonably incurred by the trustee in any proceeding arising out of or in connection with the trustee’s service to the Trust, unless the trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	(a)	Amended and Restated Agreement and Declaration of Trust.[1] (ii) Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust.[2]

(2)		Amended and Restated Bylaws.[1]

(3)		Not applicable.

(4)	(a)	Agreement and Plan of Reorganization relating to Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (each a “Fund” and together, the “Funds”) – Form of Agreement and Plan of Reorganization is attached as Appendix A to the Proxy Statement/Prospectus contained in this Registration Statement.

(5)		Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and Bylaws of the Registrant.

(6)		Investment Advisory Contracts.

(a)

Investment Advisory Agreement between registrant (“Registrant” or “Trust”) and JOHCM (USA) Inc (“JOHCM USA”), dated January 23, 2023.[3]

(i) Amended and Restated Schedules A and B to the Investment Advisory Agreement for the Trust adding the Funds.*

	(b)	Sub-Advisory Agreement between JOHCM USA and Trillium Asset Management, LLC (“Trillium”), dated [ ], 2023.*

(7)		Underwriting Contracts.

(a)

Distribution Agreement between Registrant and JOHCM Funds Distributors, LLC.[8]

(i) Amended and Restated Exhibit A to the Distribution Agreement for the Trust.[4]

(ii) Amended and Restated Exhibit A to the Distribution Agreement for the Trust, adding the Funds.*

(8)		Not applicable

(9)		Custodial Agreements.

(a)

Custody Agreement between Registrant and The Northern Trust Company (“Northern Trust”).[5]

(i) Amended and Restated Schedule B to the Custody Agreement for the Trust.[4]

(ii) Amended and Restated Schedule B to the Custody Agreement for the Trust, adding the Funds.*

(10)		Distribution Agreements.

(a)

Distribution and Servicing Plan Pursuant to Rule 12b-1.[1]

(i) Amended and Restated Schedule A to the Distribution Plan Pursuant to Rule 12b-1.[4]

(ii) Amended and Restated Schedule A to the Distribution Plan Pursuant to Rule 12b-1 adding the Funds.*

(b)

Multiple Class Plan Pursuant to Rule 18f-3.[1]

(i) Amended Schedule A to the Multiple Class  Plan pursuant to Rule 18f-3.[4]

(ii) Amended Schedule A to the Multiple Class Plan pursuant to Rule 18f-3 adding the Funds.*

(11)		Opinion and Consent of Ropes & Gray LLP regarding the legality of the securities being registered – filed herewith.

(12)		Opinion of Ropes & Gray LLP with respect to tax matters.*

(13)		Other Material Contracts.

(a)

Transfer Agency and Service Agreement between Registrant and Northern Trust.[5]

(i) Amended and Restated Schedule A to the Transfer Agency and Service Agreement for the Trust.[4]

(ii) Amended and Restated Schedule A to the Transfer Agency and Service Agreement for the Trust adding the Funds.*

(b)

Fund Administration and Accounting Services Agreement between Registrant and Northern Trust.[5]

(i) Amended and Restated Schedule D to the Fund Administration and Accounting Services Agreement for the Trust.[4]

(ii) Amended and Restated Schedule D to the Fund Administration and Accounting Services Agreement for the Trust adding the Funds.*

(c)

Expense Limitation Agreement between the Registrant and JOHCM USA.[1]

(i) Amended and Restated Schedule A to the Expense Limitation Agreement.[4]

(ii) Amended and Restated Schedule A to the Expense Limitation Agreement adding the Funds.*

(d)

Shareholder Services, Recordkeeping and Sub-Transfer Agency Services Agreement between the Trust and JOHCM USA.[6]

(i) Amended and Restated Schedule A to the Shareholder Services, Recordkeeping and Sub-Transfer Agency Services Agreement.[4]

(ii) Amendment to Shareholder Services Agreement adding the Funds.*

(e)

Administration and Compliance Services Agreement between the Trust and JOHCM USA.[6]

(i) Amended and Restated Schedule A to the Administration and Compliance Services Agreement.[4]

(ii) Amendment No.  1 to the Administration and Compliance Services Agreement.[7]

(ii) Amended and Restated Schedule A to the Administration and Compliance Services Agreement adding the Funds.*

(f)

Fund PFO/Treasurer Agreement between the Trust and Foreside Fund Officers, LLC.[9]

(i) Amended and Restated Schedule A to the PFO/Treasurer Agreement. [4]

(ii) Amended and Restated Schedule A to the PFO/Treasurer Agreement adding the Funds.*

	(g)	Fund of Funds Investment Agreement between Registrant and Fidelity Rutland Square Trust II.[9]

(14)		Consent of Independent Registered Public Accounting Firm – filed herewith.

(15)		Not applicable.

(16)		Powers of Attorney.

	(a)	Power of Attorney for Joseph P. Gennaco, David Lane, Barbara A. McCann, Kevin J. McKenna, and Beth K. Werths with respect to filings on Form N-14 – filed herewith.

	(b)	Power of Attorney for Jonathan Weitz with respect to filings on Form N-14 – filed herewith.

	(c)	Power of Attorney for Troy Sheets with respect to filings on Form N-14 – filed herewith.

(17)		Form of Proxy Card(s)

	(a)	Form of Trillium ESG Global Equity Fund Proxy Card – filed herewith.

	(b)	Form of Trillium ESG Small/Mid Cap Proxy Card – filed herewith.

[1]	Previously filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 26, 2021.
[2]	Previously filed as an Exhibit to Registrant’s Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on May 30, 2023.
[3]	Previously filed as an Exhibit to Registrant’s Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 27, 2023.
[4]	Previously filed as an Exhibit to Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 27, 2023.
[5]	Previously filed as an Exhibit to Registrant’s Registration Statement on Form N-14, as filed with the Securities and Exchange Commission on September 24, 2021.
[6]	Previously filed as an Exhibit to the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A, filed February 12, 2021.
[7]	Previously filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, filed October 22, 2021.
[8]	Previously filed as an Exhibit to Registrant’s Registration Statement on Form N-14, as filed with the Securities and Exchange Commission on October 25, 2021.
[9]	Previously filed as an Exhibit to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 28, 2022.
*	To be filed by amendment.

Item 17. Undertakings.

1.

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.

The undersigned Registrant agrees to file by post-effective amendment an opinion of counsel supporting the tax consequences of the proposed reorganizations within a reasonable period of time after receipt of such opinion.

NOTICE

A copy of the Declaration of JOHCM Funds Trust, together with all amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer or Trustee of the Trust in his or her capacity as an officer or Trustee of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Boston, Commonwealth of Massachusetts on the 14th day of July, 2023.

JOHCM Funds Trust

By:	/s/ David Lebisky
David Lebisky
Chief Compliance Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Jonathan Weitz	President and Chief Executive Officer	July 14, 2023
Jonathan Weitz*

/s/ Troy Sheets	Treasurer, Chief Financial Officer and Principal Accounting Officer	July 14, 2023
Troy Sheets*

/s/ David Lane	Trustee	July 14, 2023
David Lane*

/s/ Joseph P. Gennaco	Trustee	July 14, 2023
Joseph P. Gennaco*

/s/ Barbara A. McCann	Trustee	July 14, 2023
Barbara A. McCann*

/s/ Kevin J. McKenna	Trustee	July 14, 2023
Kevin J. McKenna*

/s/ Beth K. Werths	Trustee	July 14, 2023
Beth K. Werths*

* By:	/s/ David Lebisky
David Lebisky, as Attorney-in-Fact
Date: July 14, 2023

Exhibit Index

(i)	Opinion and Consent of Ropes & Gray LLP regarding the legality of the securities being registered	Exhibit (11)

(ii)	Consent of Independent Registered Public Accounting Firm	Exhibit (14)

(iii)	Power of Attorney for Joseph P. Gennaco, David Lane, Barbara A. McCann, Kevin J. McKenna, and Beth K. Werths with respect to filings on Form N-14	Exhibit (16)(a)

(iv)	Power of Attorney for Jonathan Weitz with respect to filings on Form N-14	Exhibit (16)(b)

(v)	Power of Attorney for Troy Sheets with respect to filings on Form N-14	Exhibit (16)(c)

(vi)	Form of Trillium ESG Global Equity Fund Proxy Card	Exhibit (17)(a)

(vii)	Form of Trillium ESG Small/Mid Cap Proxy Card	Exhibit (17)(b)